DELAWARE(SM)
INVESTMENTS
------------

Delaware International Equity Fund
Delaware Global Equity Fund
Delaware Emerging Markets Fund
Delaware Global Bond Fund

[International Diversification Artwork]

International
                     Diversification

1999 ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1
Delaware International
Equity Fund
 Portfolio Management Review                                    3
 Performance Summaries                                          5
Delaware Global Equity Fund
 Portfolio Management Review                                    6
 Performance Summaries                                          8
Delaware Emerging
Markets Fund
 Portfolio Management Review                                    9
 Performance Summaries                                         11
Delaware Global Bond Fund
 Portfolio Management Review                                   12
 Performance Summaries                                         14
Financial Statements
 Statements of Net Assets                                      15
 Financial Highlights                                          26

A Commitment To Our Investors

Experienced

o Our seasoned investment professionals average more than 15 years' experience.
o For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined

o   We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent

o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive

o We offer more than 60 mutual funds in these asset classes.
   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (24 single-state funds)
   o International equity            o International fixed-income
   o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C)Delaware Distributors, L.P.

Dear Shareholder

OVER THE LAST FISCAL
YEAR, INTERNATIONAL
INVESTORS FOUND CAUSE
FOR OPTIMISM AS
FINANCIAL TURBULENCE
AROUND THE WORLD
BEGAN TO STABILIZE.

[International Diversification Artwork]

December 7, 1999

Recap of Events -- Over the last fiscal year, international investors found cause for optimism as financial turbulence around the world began to stabilize. Around the globe, as in the United States, lower interest rates helped turn the tide.

Last December, at the start of your Funds' fiscal year, the central banks of 11 euro-zone nations cut rates to a uniform 3.0%. Many other nations abroad, including the United Kingdom, New Zealand and countries in the Pacific Rim followed suit. Lower borrowing costs helped ease a credit crunch in world markets, which enabled businesses to expand and operate more profitably and reduced concerns about global economic stability.

Emerging markets bounced back strongly from their disappointing 1998 performance. Brazil, in particular, demonstrated steady improvement after devaluing its currency early in 1999, suggesting to us that the country may be through the worst of its problems. Within Europe, we were cautious about the prospects for the euro and focused on countries that did not participate in the European Monetary Union convergence. We focused instead on the United Kingdom and select countries in Europe, such as France.

After months of weakness, the economies in eastern Asia appear to be strengthening. Many corporations in the area have restructured and are operating more efficiently. Governments have adopted pro-business policy changes that are stimulating economic growth in the region.

Performance Overview

For Periods Ended November 30, 1999

Average Annual Total Returns at Net Asset Value                    One Year                Lifetime
----------------------------------------------------------------------------------------------------------
Delaware International Equity Fund Class A (Est. 10/31/91)     +6.97%                   +9.54%
Lipper International Equity Fund Average                      +29.01% (604 funds)      +11.39% (62 funds)
Morgan Stanley EAFE Index                                     +21.43%                  +10.01%
----------------------------------------------------------------------------------------------------------
Delaware Global Equity Fund Class A (Est. 12/27/94)            +3.17%                  +12.30%
Lipper Global Equity Fund Average                             +29.40% (245 funds)      +16.96 (101 funds)
Morgan Stanley World Index                                    +21.62%                  +18.73%
----------------------------------------------------------------------------------------------------------
Delaware Emerging Markets Fund Class A (Est. 6/10/96)         +24.74%                   -3.71%
Lipper Emerging Markets Fund Average                          +42.36% (180 funds)       -3.97% (4 funds)
Morgan Stanley Emerging Markets Free Index                    +45.49%                   -1.99%
----------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund Class A (Est. 12/27/94)              -3.50%                   +7.06%
Lipper Global Income Fund Average                              -2.17% (138 funds)       +6.35% (82 funds)
Salomon Smith Barney World Government Bond Index               -2.06%                   +6.59%
----------------------------------------------------------------------------------------------------------

All performance is at net asset value and assumes reinvestment of distributions. For complete performance for all Fund classes and expense information, see pages 5, 8, 11 and 14. Fee waivers were in effect during the periods cited above. All indexes cited are unmanaged. The Morgan Stanley Capital International World Index and Salomon Smith Barney World Government Bond Index include U.S. market performance. All returns are stated in U.S. dollars. Past performance does not guarantee future results. You cannot invest directly in an index.

[International Diversification Artwork]

WE BELIEVE OUR DISCIPLINED
AND CONSISTENT APPROACH
TO INTERNATIONAL INVESTING
PROVIDES VALUABLE
PORTFOLIO DIVERSIFICATION
AND ATTRACTIVE WEALTH
BUILDING OPPORTUNITIES.

In spite of the brightening global economic landscape, "value" investments, stocks or bonds, that appear to be selling for less than their true worth, took a back seat to more expensive "growth" investments, mirroring what we've seen in the U.S. During much of the year, investors seemed willing to pay higher prices for stocks of companies with faster growing and more reliable earnings. This is a key reason our global and international funds, which have a strong value approach, underperformed their benchmarks and their peers.

Delaware International Equity Fund delivered a positive return, +6.97%
(Class A shares at net asset value with distributions reinvested) for the one year period ended November 30, 1999.

Delaware Global Equity Fund also provided a positive return of +3.17% for the period (Class A shares at net asset value with distributions reinvested).

Delaware Emerging Markets Fund capitalized on a fortuitous environment and provided a significant total return of +24.74% (Class A shares at net asset value with distributions reinvested) for the one year ended November 30, 1999.

Delaware Global Bond Fund delivered a -3.50% return (Class A shares at net asset value with distributions reinvested) for this performance period amid a strong bias toward equity securities, domestically and overseas that dragged down fixed-income returns.

Market Outlook -- We believe Delaware's global and international funds are positioned to benefit if there is an increased interest in undervalued investments in fiscal 2000. With many opportunities still ahead, we look forward to working with you to make the most of your investments. Thank you for your continued confidence in Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Delaware International Equity Fund


Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Nigel G. May
Senior Portfolio Manager
Delaware International Advisers Ltd.

December 7, 1999

THE UNITED KINGDOM, IN
OUR OPINION, CURRENTLY
OFFERS ATTRACTIVE VALUE
AND WILL PROBABLY
REMAIN THE FUND'S
LARGEST POSITION.

[International Diversification Artwork]

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Delaware International Equity Fund invests primarily in developed countries, concentrating on Western Europe and select Pacific Rim nations that meet the Fund's value standards. Value stocks are those that appear to be selling for less than their true worth and have strong prospects for future growth.

We consider Delaware International Equity Fund to be a core international fund, and therefore we strive to manage the risks involved with international investing. We select stocks by comparing the inflation-adjusted value of a stock's expected income with its current price. We supplement this approach with company-specific research and extensive analysis to help identify factors that may increase or decrease the value of stocks in specific countries. Amid a brightening global economic landscape, your Fund provided a total return of +6.97% for the one-year period ended November 30, 1999 (Class A shares at net asset value with dividends reinvested).

Portfolio Highlights
Within Europe, we were cautious about the prospects for the euro and focused on countries that did not participate in the European Monetary Union. The United Kingdom remained the Fund's largest country allocation. We also invested heavily in companies from Australia and New Zealand, which benefited from growing investor interest in commodity-based stocks. Our investments in Australia and New Zealand provided substantial gains for the Fund.

Since its inception, your Fund has historically kept its investments in Japanese stocks smaller than the weighting of such stocks in the EAFE Index. We believed that many Japanese stocks were overpriced. Over the last year, faster-than-expected economic growth signaled an improving outlook for the Japanese economy and helped generate stronger investment returns. This is the primary reason for Delaware International Equity Fund's relative underperformance. We could not keep pace with the EAFE Index and other international funds that had more substantial Japanese allocations.

Nevertheless, we still view the Japanese market as overvalued and expect the economic recovery in the country to be slow and difficult. The other key reason for our underperformance was the preference for growth investment styles over value investment styles in international markets. Since we employ a value approach in your portfolio, your Fund lagged its benchmarks in performance.

[International Diversification Artwork]

Delaware International Equity Fund's Asset Mix

November 30, 1999


Australia 10.6%
France 11.7%
Germany 11.2%
Japan 15.7%

[Graphic Omitted]

Netherlands 6.2%
Spain 7.9%
United Kingdom 25.7%
Other Assets & Cash 11.0%

Rising energy demand from recovering markets and the intervention of OPEC pushed oil prices higher. This helped support higher prices for the Fund's holdings of Total Fina, a French company that produces, refines and distributes oil. Stronger global demand for commodities also benefited the Fund's holdings of CSR, a diversified Australian company producing a wide range of products including building materials and aluminum.

Outlook
In the coming months, Delaware International Equity Fund's country allocations should remain relatively stable. The U.K., in our opinion, currently offers attractive value and, for now, will probably remain the Fund's largest position.

During fiscal 1999, Japan's economy, the world's second largest, grew considerably, reversing a trend of five consecutive quarters of recession (Source: Bloomberg). Despite this encouraging news, we expect to hold our Japanese position relatively steady, still substantially less than the EAFE Index. In our view, the road to economic recovery in Japan will be bumpy. We will continue to monitor the progress of Japanese economic recovery, while searching for select companies that offer reasonably priced stocks.

Top Portfolio Holdings
November 30, 1999

                                                                                          As a Percentage
Company                          Country             Industry                             of Net Assets
----------------------------------------------------------------------------------------------------------
1.  Siemens                      Germany             Consumer Products                        4.1%
----------------------------------------------------------------------------------------------------------
2.  Telefonica                   Spain               Utilities                                4.1%
----------------------------------------------------------------------------------------------------------
3.  Canon                        Japan               Electronics                              3.6%
---------------------------------------------------------------------------------------------------------
4.  Alcatel                      France              Telecommunications                       3.4%
----------------------------------------------------------------------------------------------------------
5.  Societe Generale             France              Banking, Finance & Insurance             3.2%
----------------------------------------------------------------------------------------------------------
6.  GKN                          United Kingdom      Automobile & Auto Parts                  3.2%
----------------------------------------------------------------------------------------------------------
7.  Cable & Wireless             United Kingdom      Telecommunications                       3.1%
----------------------------------------------------------------------------------------------------------
8.  Foster's Brewing Group       Australia           Food, Beverage & Tobacco                 3.0%
----------------------------------------------------------------------------------------------------------
9.  Matsushita Electric          Japan               Electronic & Electrical Equipment        3.0%
----------------------------------------------------------------------------------------------------------
10. Banco Santander              Spain               Banking, Finance & Insurance             2.9%
----------------------------------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
To achieve long-term growth
without undue risk to principal.

Assets Under Management
$266.0 million

Number of Holdings
47

Fund Start Date
October 31, 1991

Your Fund Managers
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment-management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Nigel G. May is a graduate of Sidney Sussex College, Cambridge. In 1991 he joined Delaware, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe.

NASDAQ Symbols
Class A                DEGIX
Class B                DEIEX
Class C                DEGCX

Fund Performance

Growth of a $10,000 Investment
October 31, 1991 - November 30, 1999

                                             Oct-91   Nov-92   Nov-93   Nov-94   Nov-95   Nov-96   Nov-97   Nov-98   Nov-99
Lipper International Equity Fund Average
  (62 funds)                                $10,000   $9,309  $12,392  $13,795  $13,897  $15,554  $17,381  $18,187  $22,299

Morgan Stanley EAFE Index                   $10,000   $8,794  $10,962  $12,622  $13,619  $15,265  $15,246  $17,804  $21,619

Delaware International Equity Fund A Class  $ 9,425   $9,082  $11,178  $12,209  $13,207  $16,405  $16,941  $18,423  $19,706

Chart assumes $10,000 invested on October 31, 1991 and includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. The unmanaged Morgan Stanley Capital International Europe Australia Far East Index holds stocks in Europe, Australia and the Far East. The Lipper International Equity Fund Average is the average of international equity funds tracked by Lipper Analytical Services. You cannot invest directly in an index.

Average Annual Returns
Through November 30, 1999

                                         Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
   Class A (Est. 10/31/91)
     Excluding Sales Charge               +9.54%     +10.05%       +6.97%
     Including Sales Charge               +8.75%      +8.75%       +0.78%
--------------------------------------------------------------------------------
   Class B (Est. 9/6/94)
     Excluding Sales Charge               +7.31%      +9.30%       +6.21%
     Including Sales Charge               +7.17%      +9.02%       +1.21%
--------------------------------------------------------------------------------
   Class C (Est. 11/29/95)
     Excluding Sales Charge               +9.64%          -        +6.22%
     Including Sales Charge               +9.64%          -        +5.22%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee and a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance between 10/31/91 and 11/9/92 is based on Class A performance, adjusted to eliminate the sales charge, but not the impact of 12b-1 fees that were in effect.

Average Annual Returns Through November 30, 1999         Lifetime  Five Years     One Year
-------------------------------------------------------------------------------------------
   Institutional Class (Est. 10/31/91)                    +9.83%     +10.38        +7.26%
NASDAQ Symbol Institutional Class: DEQIX

Delaware Global Equity Fund


Elizabeth A. Desmond
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Robert L. Arnold
Senior Portfolio Manager
Delaware Management Company

December 7, 1999

DELAWARE GLOBAL
EQUITY FUND SCANS THE
WORLD FOR MARKETS, AND
COMPANIES THAT ARE
REASONABLY VALUED AND
OFFER STRONG PROSPECTS
FOR FUTURE GROWTH.

[International Diversification Artwork]


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Using the same international value strategy as Delaware International Equity Fund, Delaware Global Equity Fund scans the world for markets and companies that are reasonably valued and offer strong prospects for future growth. Complementing the Fund's international holdings, is a substantial portfolio of U.S. stocks that also meet value criteria. Delaware Global Equity Fund provided a positive return of +3.17% for the year ended November 30, 1999 (Class A shares at net asset value with distributions reinvested).

Portfolio Highlights
Two of the strongest major markets since last December have been the United States and Japan. We were not as heavily invested in these markets as our benchmark, the Morgan Stanley World Index, and many other global funds because we considered them overpriced. This strategy worked against us over the last year and is the primary reason why the Fund did not keep pace with the returns of our benchmark index and our peers.

We allocated a percentage of your Fund's portfolio to Europe, of which some markets were decidedly lackluster. We attribute this, in part, to the weakness of the new European currency, the euro. After a smooth start-up on January 4, 1999, the euro has steadily slipped in value against the U.S. dollar, reflecting the sharp contrast between the pace of economic growth in the U.S. and in Europe.

Due to the uncertain long-term outlook for the euro, we focused most of the Fund's assets on countries that did not adopt the new currency. Our largest foreign country allocation remained the U.K. We also invested in stocks from Australia and New Zealand where the anticipation of stronger demand for commodities helped drive attractive returns. The Asian markets performed well over the past year, particularly Japan, Hong Kong and Singapore, where signs that governments are implementing much needed reforms boosted investor confidence.

Delaware Global Equity Fund's Asset Mix

November 30, 1999

Australia 6.7%
France 7.2%
Germany 9.8%
Japan 4.3%
Netherlands 4.2%
United Kingdom 19.1%

[Graphic Omitted]

United States 33.9%
New Zealand 3.3%
Other Assets & Cash 11.5%


As of November 30, 1999, approximately 34% of Delaware Global Equity
Fund was invested in U.S. equities, significantly less than the Morgan Stanley World Index, the Fund's benchmark. For the majority of fiscal 1999, very large growth-oriented companies and technology companies dominated U.S. equity market returns. We did not invest significantly in these types of companies because they had high price-to-earnings ratios, an indication that they were probably overvalued. P/E ratios are a commonly used measurement of a stock's value. Delaware Global Equity Fund focuses on stocks that we believe are selling for less than their true worth; therefore, these stocks were not appropriate for our portfolio.

Outlook
For now, we will probably remain underweighted in Japan, relative to the Morgan Stanley World Index. In our opinion, the majority of Japanese stock are too expensive to meet Delaware Global Equity Fund's value discipline. Our U.S. equity allocation will also probably remain below that of the index.

We are encouraged by positive economic news in Japan and many other parts of Asia. We believe a stronger Japanese economy could further the recovery process in many other parts of world and help counterbalance the impact of higher U.S. interest rates.

Top Portfolio Holdings
November 30, 1999

                                                                                                As a
                                                                                             Percentage
Company                                   Country             Industry                      of Net Assets
----------------------------------------------------------------------------------------------------------
1. Siemens                                Germany             Consumer Products                  3.4%
----------------------------------------------------------------------------------------------------------
2. Total Fina                             France              Energy                             3.1%
----------------------------------------------------------------------------------------------------------
3. Bayerische Hypo- und Vereinsbank       Germany             Banking, Finance & Insurance       2.7%
----------------------------------------------------------------------------------------------------------
4. Bayer                                  Germany             Chemicals                          2.5%
----------------------------------------------------------------------------------------------------------
5. Telefonica                             Spain               Utilities                          2.5%
----------------------------------------------------------------------------------------------------------
6. Rio Tinto                              United Kingdom      Metals & Mining                    2.5%
----------------------------------------------------------------------------------------------------------
7. Telecom Corporation of New Zealand     New Zealand         Telecomunnications                 2.4%
----------------------------------------------------------------------------------------------------------
8. Cable & Wireless                       United Kingdom      Telecommunications                 2.3%
----------------------------------------------------------------------------------------------------------
9. GKN                                    United Kingdom      Automobiles & Auto Parts           2.3%
----------------------------------------------------------------------------------------------------------
10. Royal Dutch Petroleum                 Netherlands         Energy                             2.3%
----------------------------------------------------------------------------------------------------------

[International Diversification Artwork]

Delaware Global Equity Fund

FUND BASICS
-----------

Fund Objectives
To achieve long-term total return by investing in global securities that the Fund's management believes will provide the potential for capital appreciation and income.

Assets Under Management
$16.3 million

Number of Holdings
65

Fund Start Date
December 27, 1994

Your Fund Managers
Elizabeth A. Desmond is a graduate of Wellesley College and the master's program in East Asian Studies at Stanford University. She joined Delaware in 1991 and is a Chartered Financial Analyst.

Robert L. Arnold holds a B.S. from Carnegie Mellon University and an M.B.A from the University of Chicago. Prior to joining Delaware in 1992, he was involved in strategic analysis assignments at Chemical Banking Corporation.

NASDAQ Symbols
Class A          DEGAX
Class B          DGABX
Class C          DGACX

FUND PERFORMANCE
----------------
Growth of a $10,000 Investment
December 27, 1994 - November 30, 1999

                                                  Dec-94   Nov-95    Nov-96    Nov-97    Nov-98    Nov-99
MSCI World Equity Index                          $10,000  $11,785   $14,052   $15,878   $19,122   $23,257

Lipper Global Equity Fund Average (101 funds)    $10,000  $11,051   $12,825   $15,254   $17,617   $20,075

Delaware Global Equity Fund A Class              $ 9,425  $11,460   $13,543   $14,884   $16,198   $16,712


Chart assumes $10,000 invested on December 27, 1994 and includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. The unmanaged Morgan Stanley Capital International World Index includes U.S. market performance. The Lipper Global Equity Fund Average is the average of global stock funds tracked by Lipper Analytical Services. You cannot invest directly in an index.


Average Annual Returns
Through November 30, 1999
                                              Lifetime     One Year
-----------------------------------------------------------------------
   Class A (Est. 12/27/94)
     Excluding Sales Charge                    +12.30%      +3.17%
     Including Sales Charge                    +10.96%      -2.76%
-----------------------------------------------------------------------
   Class B (Est. 12/27/94)
     Excluding Sales Charge                    +11.53%      +2.56%
     Including Sales Charge                    +11.26%      -2.29%
-----------------------------------------------------------------------
   Class C (Est. 11/29/95)
     Excluding Sales Charge                     +9.02%      +2.57%
     Including Sales Charge                     +9.02%      +1.60%
-----------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee and a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Average Annual Returns Through November 30, 1999         Lifetime    One Year
--------------------------------------------------------------------------------
   Institutional Class  (Est. 12/27/94)                  +12.66%      +3.63%

NASDAQ Symbol Institutional Class: DGAIX

Delaware Emerging Markets Fund


Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisers Ltd.

Joshua H. Brooks
Senior Portfolio Manager
Delaware International Advisers Ltd.

December 7, 1999

AS EMERGING NATIONS
CONTINUE TO WORK WITH
THE INTERNATIONAL
MONETARY FUND TO
IMPLEMENT MUCH-NEEDED
ECONOMIC REFORMS,
WE EXPECT LONG-TERM
BENEFITS FOR EMERGING
MARKET INVESTORS.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
After weathering an extremely difficult year in 1998, emerging market investors saw substantial improvement during 1999. Delaware Emerging Markets Fund returned +24.74% for the year ended November 30, 1999 (Class A shares at net asset value with distributions reinvested). Although the Fund performed well in absolute terms, it fell short of both the Morgan Stanley Capital International Emerging Markets Free Index, the Fund's benchmark, and a peer group of funds with similar investment objectives. Just as our other global and international funds do, Delaware Emerging Markets Fund follows a steadfast value discipline and has a lower price-to-earnings ratio than the Morgan Stanley Index, which helps explain your Fund's underperformance.

Portfolio Highlights
When selecting stocks, we not only look at companies, we also consider the country of origin. Due to the higher degree of risk associated with international investing, we maintained a portfolio of companies from numerous emerging market countries as of November 30, 1999. We believe this broad portfolio exposure helps to reduce long-term investment risk.

We continued to invest the largest percentage of Delaware Emerging Markets Fund's assets in Brazil. In December 1998 and January of 1999, our substantial allocation to Brazil had a negative impact on the Fund's performance. Brazil's market, however, made remarkable progress throughout fiscal 1999 after the devaluation of the nation's currency on January 21, 1999. For a country that does not export heavily, the currency devaluation had little impact on trade. However, it did slow the outflow of international capital, lead to lower interest rates and improve investor confidence. After months of uneasiness about Brazil's currency, investors were encouraged to see Brazil pull through the devaluation in reasonably good shape.

[International Diversification Artwork]

[International Diversification Artwork]

Delaware Emerging Markets Fund
Asset Mix

November 30, 1999

Brazil 19.4%
China 4.3%
Hungary 4.0%
India 9.6%
Malaysia 7.5%
Mexico 5.2%

[Graphic Omitted}

Turkey 3.3%
Thailand 4.2%
South Africa 11.4%
Other Assets & Cash 31.1%




Although South Korea's market performed well over the past fiscal year, we chose to invest less heavily in this country than our benchmark, the Morgan Stanley Capital International Emerging Markets Free Index. In some ways, we view developments in the South Korean market as the reverse of what we have seen in Brazil. For example, in Brazil, governmental reforms have been implemented slowly and with much opposition. Nevertheless, many Brazilian businesses restructured on their own, in order to operate more profitably. In contrast, the South Korean government has promoted strong measures to turn their economy around. However, we believe many companies in South Korea are still borrowing excessively and expanding into unprofitable markets.

Outlook
It appears that many emerging market economies have begun to turn the corner. As emerging nations continue to work with the International Monetary Fund to implement much-needed economic reforms, we expect long-term benefits for emerging market investors.

In the Pacific Rim, we will remain focused on companies with strong balance sheets from countries where both governments and business are committed to reforming excessive business practices of the past. We are encouraged by positive economic news in Japan and many other parts of Asia. We believe a stronger Japanese economy could further the recovery process in many other parts of the world and help counterbalance the impact of highr U.S. interest rates.

We expect to continue to allocate a substantial portion of the Fund's assets to Brazil where many companies still appear very inexpensive to us. Most of these companies maintain healthy balance sheets and appear positioned for growth in the coming year despite the prospects of modest GDP growth.

For investors with a long-term outlook and a tolerance for the special risks associated with investing in emerging markets, we see greater-than-normal opportunities to discover companies and countries that are temporarily out of favor with the potential to rise in value to their true worth.

Delaware Emerging Markets Fund

FUND BASICS
-----------

Fund Objective
Seeks to achieve long-term capital appreciation.

Assets Under Management
$15.8 million

Number of Holdings
74

Fund Start Date
June 10, 1996

Your Fund Managers
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment-management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Robert Akester is a graduate of University College, London. Mr. Akester joined Delaware in 1996 and has more than 25 years of investment experience.

Joshua H. Brooks is a graduate of Yale University. He began his investment career at Delaware in 1991 and was previously an equity market analyst.


NASDAQ Symbols
Class A                DEMAX
Class B                DEMBX
Class C                DEMCX


FUND PERFORMANCE
----------------

Results of a $10,000 Investment
June 10, 1996 - November 30, 1999

                                                Jun-96     Nov-96     May-97    Nov-97    May-98   Nov-98    May-99    Nov-99
MSCI Emerging Markets Free Index               $10,000     $9,538    $10,709    $8,272    $7,678   $6,418    $7,944    $9,337
Lipper Emerging Markets Fund
 Average (106 funds)                           $10,000     $9,730    $10,704    $9,414   $10,010   $6,823    $8,225    $8,748
Delaware Emerging Markets Fund A Class         $ 9,425     $9,353    $11,354    $9,651   $ 8,939   $6,595    $7,287    $8,227

Chart assumes $10,000 invested on June 10, 1996 and includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. The unmanaged Morgan Stanley Capital International Emerging Markets Free Index holds stocks from the world's emerging market regions. The Lipper Emerging Markets Fund Average is the average of all emerging markets equity funds tracked by Lipper Analytical Services. You cannot invest directly in an index.

Average Annual Returns
Through November 30, 1999
                                                  Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
   Excluding Sales Charge                           -3.71%     +24.74%
   Including Sales Charge                           -5.33%     +17.54%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
   Excluding Sales Charge                           -4.37%     +23.81%
   Including Sales Charge                           -5.14%     +18.81%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
   Excluding Sales Charge                           -4.40%     +23.85%
   Including Sales Charge                           -4.40%     +22.85%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee and a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Average Annual Returns Through November 30, 1999         Lifetime    One Year
   Institutional Class (Est. 6/10/96)                      -3.37%     +25.24%
NASDAQ Symbol Institutional Class: DEMIX

Delaware Global Bond Fund

Christpher A. Moth
Senior Portfolio Manager
Delaware International Advisers Ltd.

Joanna Bates
Senior Portfolio Manager
Delaware International Advisers Ltd.

December 7, 1999

WE REMAIN CONFIDENT THAT A PORTFOLIO CONSISTING OF BOTH FOREIGN AND U.S. BONDS HELPS REDUCE INVESTMENT RISK AND INCREASES YOUR OPPORTUNITIES FOR HIGH CURRENT INCOME AND CAPITAL APPRECIATION.

Portfolio Management Review
---------------------------

The Fund's Results

Delaware Global Bond Fund and most similar funds faced a difficult environment as global bond markets took second billing to global equities this past year. Your Fund provided a disappointing total return of -3.50% for the one-year period ended November 30, 1999 (Class A shares at net asset value with dividends reinvested). Although your Fund's return was negative for this period, its return was relatively comparable to the average return of a peer group of funds with similar investment objectives, tracked by Lipper Analytical Services, Inc.

An improving global outlook and a robust U.S. economy reduced demand for U.S. government debt over the last year, lowering prices and pushing yields higher. The success of the stock market in the spring and summer did, however, heighten inflationary concerns. The U.S. Federal Reserve Bank responded by raising interest rates on June 30th, August 24th and November 16th. As of this writing, the Federal Funds target rate on overnight loans between banks stands at 5.50%. These three increases took back the last of three reductions made in the fall of 1998 and returned the rate to its level of 14 months ago. Long-term U.S. Treasury yields increased to 6.29% as of November 30, 1999 from last December's low of 5.09% (Source: Bloomberg).

In Europe, progress toward currency union over the past two years originally helped bond performance in countries with historically weak currencies and higher-than-average inflation like Italy and Spain. However, since the euro was introduced in January 1999, the value of the new currency depreciated over 11.2% as of November 30, 1999 (Source: Bloomberg).

Portfolio Highlights

We increased our exposure to the U.S. bond market over the year as yields rose in the U.S. faster than in many other countries and began to offer more value. However, this exposure remains substantially below the index weight, as we believe there is yet better value elsewhere in the world. Additionally, over 5% of the Fund's holdings are invested in U.S. Treasury Inflation Protection Securities (TIPS), which offer a very high guaranteed real (above inflation) yield.


[International Diversification Art]

Delaware Global Bond Fund
Asset Mix

November 30, 1999

Canada 8.1%
Germany 9.8%
Italy 6.6%
Netherlands 7.3%
New Zealand 14.0%
South Africa 4.9%

[Graphic Omitted]

United States 12.8%
United Kingdom 4.5%
Sweden 4.3%
Spain 4.4%
Other Assets & Cash 23.3%


The Fund also held sizable investments in Canada and New Zealand. Prior to November 1999, we viewed currencies in these countries as extremely undervalued relative to the U.S. dollar. Delaware Global Bond Fund benefited over the past fiscal year as currencies in Australia, Canada and New Zealand strengthened. We have, however, begun to reduce our exposure in these countries in favor of the better values we now believe to be available in Europe.

Investing in foreign bonds involves certain risks including fluctuating currency values. American investors measure their results in U.S. dollars. International currency changes can add or subtract from U.S. returns. We attempt to reduce currency risk by holding bonds denominated in currencies that appear undervalued.

In general, we look for bonds with an average effective maturity in the five to ten-year range, a range we believe offers an attractive level of income relative to the risk to principal from fluctuating interest rates.

Outlook

We expect to continue to limit the Fund's exposure to interest rate risk by maintaining a relatively short average effective duration. We held the duration of your Fund shorter than the Salomon Smith Barney World Government Bond Index due to our belief that inflation could begin to increase in both the U.S. and abroad. We plan to maintain a somewhat conservative position for Delaware Global Bond Fund in the coming months, keeping duration shorter than the index in order to preserve capital if yields rise and prices fall.

Foreign bond markets now represent more than half of the fixed income opportunities worldwide, up from less than one third in 1989 (Source:
Bloomberg). We remain confident that a portfolio consisting of both U.S. bonds and foreign bonds helps reduce investment risk and increase your opportunities for high current income and capital appreciation.

Delaware Global Bond Fund

[International Diversification Art]

Fund Basics
-----------

Fund Objective
Seeks to achieve current income consistent with preservation of principal.

Assets Under Management
$17.9 million

Number of Holdings
40

Fund Start Date
December 27, 1994

Your Fund Managers
Christopher A. Moth graduated from the City University of London and joined Delaware in 1992. He previously worked at the Guardian Royal Exchange, where he was responsible for technical analysis, quantitative models, and projections.

Joanna Bates is a graduate of London University and joined Delaware in 1997. Previously she was Associate Director, Fixed Interest at Hill Samuel Investment Management.

NASDAQ Symbols

Class A             DGBAX
Class B             DGBBX
Class C             DGBCX

Fund Performance
----------------

Growth of a $10,000 Investment
December 27, 1994 - November 30, 1999

                                                     Dec. 94      Nov.95     Nov. 96     Nov. 97     Nov. 98     Nov. 99
Salomon Smith Barney World Government Bond Index     $10,000     $11,780     $12,437     $12,404     $13,976     $13,688

Lipper Global Income Fund Average (82 funds)         $10,000     $11,593     $12,761     $13,207     $13,556     $13,485

Delaware Global Bond Fund Class A                    $ 9,525     $11,314     $12,938     $13,097     $13,814     $13,332


Chart assumes $10,000 invested on December 27, 1994. Fund performance includes the effect of a 4.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. The unmanaged Salomon Smith Barney World Government Bond Index includes U.S. market performance. The Lipper Global Income Fund Average is the average of all global bond funds tracked by Lipper Analytical Services. You cannot invest directly in an index.

Average Annual Returns

Through November 30, 1999
                                             Lifetime    One Year
---------------------------------------------------------------------------
   Class A (Est. 12/27/94)
   Excluding Sales Charge                     +7.06%      -3.50%
   Including Sale Charge                      +6.01%      -8.12%
---------------------------------------------------------------------------
   Class B (Est. 12/27/94)
   Excluding Sales Charge                     +6.34%      -4.01%
   Including Sales Charge                     +6.02%      -7.67%
---------------------------------------------------------------------------
   Class C (Est. 11/29/95)
   Excluding Sales Charge                     +3.34%      -4.21%
   Including Sales Charge                     +3.34%      -5.12%
---------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee and a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Average Annual Returns Through November 30, 1999         Lifetime    One Year
--------------------------------------------------------------------------------
   Institutional Class (Est. 12/27/94)                    +7.37%      -3.31%
NASDAQ Symbol Institutional Class: DGBIX

Statements of Net Assets

Delaware Group Global & International Funds  --
DELAWARE INTERNATIONAL EQUITY FUND

                                                        Number      Market
November 30, 1999                                       of Shares   Value (US$)
--------------------------------------------------------------------------------
 Common Stock - 98.78%
 Australia - 10.57%
+Amcor ..............................................   1,087,000   $4,725,981
 CSR ................................................   1,956,874    4,697,569
 Foster's Brewing Group .............................   2,995,165    8,042,541
 National Australia Bank ............................     528,518    7,639,318
 Orica ..............................................     578,300    3,010,669
                                                                    ----------
                                                                    28,116,078
                                                                    ----------
 Belgium - 1.76%
 Electrabel .........................................      14,679    4,689,602
                                                                    ----------
                                                                     4,689,602
                                                                    ----------
 France - 11.72%
 Alcatel ............................................      46,531    9,032,906
+Compagnie de Saint Gobain ..........................      35,975    6,131,149
+Societe Generale ...................................      39,118    8,441,989
 Total Fina Class B .................................      56,791    7,565,484
                                                                    ----------
                                                                    31,171,528
                                                                    ----------
 Germany - 11.23%
 Bayer ..............................................     143,090    6,038,918
 Bayerische Hypo- und Vereinsbank ...................      77,800    4,832,976
 Continental ........................................      94,500    1,867,851
+RWE ................................................     161,000    6,137,225
 Siemens ............................................     109,900   10,994,203
                                                                    ----------
                                                                    29,871,173
                                                                    ----------
 Hong Kong - 4.20%
 Hong Kong Electric .................................   1,168,000    3,684,353
 Jardine Matheson Holdings ..........................     632,287    2,807,354
 Wharf Holdings .....................................   1,843,514    4,675,897
                                                                    ----------
                                                                    11,167,604
                                                                    ----------
 Japan - 15.74%
 Canon ..............................................     329,000    9,692,626
 Eisai ..............................................     263,000    5,836,984
 Hitachi ............................................     489,000    6,770,992
+Kinki Coca-cola Bottling ...........................     134,000    2,079,152
 Koito Manufacturing ................................     500,000    2,356,870
 Matsushita Electric ................................     310,000    7,869,489
 West Japan Railway .................................       1,789    7,255,790
                                                                    ----------
                                                                    41,861,903
                                                                    ----------

                                                        Number      Market
                                                        of Shares   Value (US$)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Malaysia - 0.68%
 Oriental Holdings ..................................     320,000   $  682,105
 Sime Darby .........................................     966,000    1,138,863
                                                                   -----------
                                                                     1,820,968
                                                                   -----------
 Netherlands - 6.23%
+Elsevier ...........................................     452,000    4,457,914
*Koninklijke Vopak ..................................      69,680    1,837,529
 Royal Dutch Petroleum ..............................     110,280    6,498,109
+Unilever ...........................................      68,714    3,790,432
                                                                   -----------
                                                                    16,583,984
                                                                   -----------
 New Zealand - 3.03%
+Carter Holt Harvey .................................     880,300    1,068,613
+Telecom Corporation of New Zealand .................   1,638,920    7,005,103
                                                                   -----------
                                                                     8,073,716
                                                                   -----------
 Spain - 7.90%
 Banco Santander Central Hispanoamericano ...........     709,132    7,802,005
 Iberdrola ..........................................     169,000    2,358,724
*Telefonica .........................................     520,439   10,853,616
                                                                   -----------
                                                                    21,014,345
                                                                   -----------
 United Kingdom - 25.72%
 Bass ...............................................     533,607    6,008,295
 BG .................................................     981,000    5,177,738
 Blue Circle Industries .............................   1,145,254    6,607,927
 Boots ..............................................     728,500    7,433,739
 British Airways ....................................   1,161,570    6,966,806
 Cable & Wireless ...................................     646,000    8,250,201
 GKN ................................................     532,800    8,372,475
 Great Universal Stores .............................     618,206    4,172,562
 Rio Tinto ..........................................     304,700    5,989,374
 Taylor Woodrow .....................................   2,190,825    5,273,528
 Unigate ............................................     869,000    4,180,060
                                                                   -----------
                                                                    68,432,705
                                                                   -----------
 Total Common Stock (cost $212,799,772)                            262,803,606
                                                                   -----------

                                                       Principal    Market
Delaware International Equity Fund                     Amount       Value (US$)
--------------------------------------------------------------------------------
Repurchase Agreements - 2.05%
With Chase Manhattan 5.64% 12/01/99
   (dated 11/30/99, collateralized by $782,000
   U.S. Treasury Notes 5.50% due 02/28/03,
   market value $779,341 and $1,308,000
   U.S. Treasury Notes 7.875% due 11/15/04,
   market value $1,403,667) .........................  $2,129,000   $ 2,129,000
With J.P. Morgan 5.63% 12/01/99 (dated
   11/30/99, collateralized by $897,000
   U.S. Treasury Notes 5.50% due 03/31/03,
   market value $889,571 and $784,000
   U.S. Treasury Notes 6.25% due 02/15/03,
   market value $801,805) ...........................   1,656,000     1,656,000
With PaineWebber 5.63% 12/01/99 (dated
   11/30/99, collateralized by $1,687,000
   U.S.Treasury Notes 5.50% due 01/31/03,
   market value $1,689,904) .........................   1,656,000     1,656,000
                                                                   ------------
Total Repurchase Agreements
   (cost $5,441,000) ................................                 5,441,000
                                                                   ------------

Total Market Value of Securities - 100.83%
   (cost $218,240,772) ..........................................  $268,244,606

Liabilities Net of Receivables and Other
   Assets - (0.83%) .............................................    (2,198,294)
                                                                   ------------
Net Assets Applicable to 16,468,687 Shares
   ($0.01 Par Value) Outstanding - 100.00% ......................  $266,046,312
                                                                   ------------
Net Asset Value - Delaware International
   Equity Fund A Class
   ($99,670,789 / 6,170,708 shares) .............................        $16.15
                                                                         ------
Net Asset Value - Delaware International
   Equity Fund B Class
   ($36,997,307 / 2,299,673 shares) .............................        $16.09
                                                                         ------
Net Asset Value - Delaware International
   Equity Fund C Class
   ($14,369,153 / 893,968 shares) ...............................        $16.07
                                                                         ------
Net Asset Value - Delaware International
   Equity Fund Institutional Class
   ($115,009,063 / 7,104,338 shares) ............................        $16.19
                                                                         ------

Components of Net Assets at November 30, 1999:
Common stock, $0.01 par value, 500,000,000
   shares authorized to the Fund with 50,000,000
   shares allocated to Delaware International
   Equity Fund A Class, 25,000,000 shares
   allocated to Delaware International Equity
   Fund B Class, 25,000,000 shares allocated to
   Delaware International Equity Fund C Class,
   and 50,000,000 shares allocated to Delaware
   International Equity Fund Institutional Class ..............    $208,165,061
Undistributed net investment income** .........................       3,158,564
Accumulated net realized gain on investments ..................       4,802,290
Net unrealized appreciation of investments
   and foreign currencies .....................................      49,920,397
                                                                   ------------
Total net assets ..............................................    $266,046,312
                                                                   ------------

------------------------
   *Non-income producing security for the year ended November 30, 1999.

  **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

   +Security is partially or fully on loan.

Net Asset Value and Offering Price Per Share -
   Delaware International Equity Fund
Net asset value A Class(A) ........................................      $16.15
Sales charge (5.75% of offering price or 6.13%
   of the amount invested per share)(B) ...........................        0.99
                                                                         ------
Offering price ....................................................      $17.14
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statements of Net Assets

Delaware Group Global & International Funds --
DELAWARE GLOBAL EQUITY FUND

                                                         Number      Market
November 30, 1999                                        of Shares   Value (US$)
--------------------------------------------------------------------------------
Common Stock - 99.56%
Australia - 6.75%
Amcor ................................................     45,600    $ 198,256
CSR ..................................................    116,250      279,064
Foster's Brewing Group ...............................     92,839      249,289
National Australia Bank ..............................     17,488      252,775
Orica ................................................     22,800      118,698
                                                                     ---------
                                                                     1,098,082
                                                                     ---------
Belgium - 2.03%
Electrabel ...........................................      1,035      330,659
                                                                     ---------
                                                                       330,659
                                                                     ---------
France - 7.17%
Compagnie de Saint Gobain ............................      1,720      293,136
Societe Generale .....................................      1,679      362,342
Total Fina Class B ...................................      3,838      511,284
                                                                     ---------
                                                                     1,166,762
                                                                     ---------
Germany - 9.81%
Bayer ................................................      9,700      409,375
Bayerische Hypo-und Vereinsbank ......................      7,070      439,192
RWE ..................................................      5,050      192,503
Siemens ..............................................      5,550      555,212
                                                                     ---------
                                                                     1,596,282
                                                                     ---------
Hong Kong - 3.23%
Hong Kong Electric ...................................     44,000      138,794
Jardine Matheson Holdings Limited ....................     45,427      201,696
Wharf Holdings .......................................     73,028      185,229
                                                                     ---------
                                                                       525,719
                                                                     ---------
Japan - 4.28%
Canon ................................................      5,000      147,304
Eisai ................................................      8,000      177,551
Koito Manufacturing ..................................     10,000       47,137
Matsushita Electric ..................................      8,000      203,084
West Japan Railway ...................................         30      121,673
                                                                     ---------
                                                                       696,749
                                                                     ---------

                                                           Number      Market
                                                         of Shares   Value (US$)
--------------------------------------------------------------------------------

 Common Stock (continued)
 Malaysia - 1.05%
 Sime Darby ..........................................    145,300    $ 171,301
                                                                     ---------
                                                                       171,301
                                                                     ---------
 Netherlands - 4.24%
 Elsevier ............................................     23,650      233,251
 Royal Dutch Petroleum ...............................      6,240      367,684
*Koninklijke Vopak ...................................      3,370       88,873
                                                                     ---------
                                                                       689,808
                                                                     ---------
 New Zealand - 3.29%
 Carter Holt Harvey ..................................    114,300      138,751
 Telecom Corporation of New Zealand ..................     92,726      396,331
                                                                     ---------
                                                                       535,082
                                                                     ---------
 South Africa - 1.51%
 Sanlam ..............................................    122,000      142,774
 Sasol ...............................................     13,600      103,134
                                                                     ---------
                                                                       245,908
                                                                     ---------
 Spain - 3.24%
 Iberdrola ...........................................      9,100      127,008
*Telefonica ..........................................     19,183      400,060
                                                                     ---------
                                                                       527,068
                                                                     ---------
 United Kingdom - 19.10%
 Associated British Food .............................     25,960      128,091
 Bass ................................................     22,392      252,129
 Blue Circle Industries ..............................     53,056      306,124
 Boots ...............................................     32,700      333,676
 British Airways .....................................     27,152      162,851
 Cable & Wireless ....................................     29,400      375,474
 GKN .................................................     23,700      372,424
 Glaxo Wellcome ......................................     10,820      324,997
 PowerGen ............................................     25,900      224,935
 Rio Tinto ...........................................     20,350      400,012
 Taylor Woodrow ......................................     94,700      227,952
                                                                     ---------
                                                                     3,108,665
                                                                     ---------

                                                          Number     Market
Delaware Global Equity Fund                               of Shares  Value (US$)
--------------------------------------------------------------------------------
Common Stock (continued)
United States - 33.86%
Aon .................................................       7,200    $ 256,950
AT&T ................................................       5,500      307,313
Atlantic Richfield ..................................       2,800      269,850
Avon Products .......................................       6,800      247,775
Bank of America .....................................       4,418      258,453
Baxter International ................................       4,400      297,275
Block (H&R) .........................................       5,700      245,100
Federal National Mortgage ...........................       3,900      259,838
Ford Motor ..........................................       5,000      252,500
GTE .................................................       3,700      270,100
Heinz (H.J.) ........................................       6,000      251,250
Intel ...............................................       3,000      229,875
International Business Machine ......................       2,800      288,575
International Paper .................................       5,495      286,770
McGraw-Hill .........................................       4,700      266,431
Minnesota Mining & Manufacturing ....................       2,700      258,019
Pharmacia & Upjohn ..................................       4,700      257,031
Pitney Bowes ........................................       4,400      210,925
Raytheon ............................................       1,500       46,031
Summit Bancorp ......................................       7,300      238,163
U.S. Bancorp ........................................       7,800      266,663
USX-Marathon Group ..................................       9,300      245,869
                                                                    ----------
                                                                     5,510,756
                                                                    ----------
Total Common Stock (cost $15,218,084) ...............               16,202,841
                                                                    ----------

Preferred Stock - 0.14%
United States - 0.14%
Sealed Air ..........................................         475       22,325
                                                                    ----------
Total Preferred Stock (cost $21,116) ................                   22,325
                                                                    ----------

Total Market Value of Securities
(cost $15,239,200) - 99.70% ...................................    $16,225,166
Receivables and Other Assets
   Net of Liabilities - 0.30% .................................         48,627
                                                                   -----------
Net Assets Applicable to 1,233,066 Shares
   ($0.01 Par Value) Outstanding - 100.00% ....................    $16,273,793
                                                                   -----------

Net Asset Value - Delware Global Equity Fund
   A Class ($7,386,230 / 558,873 shares) ......................         $13.22
                                                                        ------
Net Asset Value - Delaware Global Equity Fund
   B Class ($5,044,190 / 382,413 shares) ......................         $13.19
                                                                        ------
Net Asset Value - Delaware Global Equity Fund
   C Class ($2,614,382 / 199,003 shares) ......................         $13.14
                                                                        ------
Net Asset Value - Delaware Global Equity Fund
   Institutional Class ($1,228,991 / 92,777 shares) ...........         $13.25
                                                                        ------

Components of Net Assets at November 30, 1999:
Common stock, $0.01 par value, 500,000,000 shares
   authorized to the fund with 50,000,000 shares
   allocated to Delaware Global Equity Fund A Class,
   25,000,000 shares allocated to Delaware Global
   Equity Fund B Class, 25,000,000 shares allocated
   to Delaware Global Equity Fund C Class, and
   50,000,000 shares allocated to Delaware Global
   Equity Fund Institutional Class shares .....................    $14,759,865
Undistributed net investment income** .........................         34,777
Accumulated net realized gain on investments ..................        494,691
Net unrealized appreciation of investments and
   foreign currencies .........................................        984,460
                                                                   -----------
Total net assets ..............................................    $16,273,793
                                                                   -----------
-------------------
 *Non-income producing security for the year ended November 30, 1999. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Net Asset Value and Offering Price Per Share -
   Delaware Global Equity Fund
Net asset value A Class(A) ....................................         $13.22
Sales charge (5.75% of offering price or 6.13% of
   the amount invested per share)(B) ..........................           0.81
                                                                        ------
Offering price ................................................         $14.03
                                                                        ------
--------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the currenct prospectus for purchase of $50,000 or more.

                             See accompanying notes

Statements of Net Assets


Delaware Group Global & International Funds -- DELAWARE EMERGING MARKETS FUND

                                                                          Number      Market
November 30, 1999                                                         of Shares   Value (US$)
--------------------------------------------------------------------------------------------------
                 Common Stock - 87.70%
                 Argentina - 1.75%
                 Central Puerto Class B ...............................     80,000     $ 138,421
                 Transportadora de Gas del Sur Class B ................     83,600       138,797
                                                                                       ---------
                                                                                         277,218
                                                                                       ---------
                 Brazil - 19.38%
                 Aracruz Celulose ADR .................................     11,250       229,219
                 Brasmotor ............................................  1,606,000       160,784
                 Centrais Electricas de Santa Catarina ................    309,000       126,942
                 Centrais Electricas de Santa Catarina GDR ............      1,000        41,124
                 Companhia Energetica de Minas Gerais .................  3,300,000        61,264
                 Companhia Energetica de Minas
                   Gerais ADR .........................................      9,239       171,698
                 Companhia Paranaense de Energia
                   Copel ADR ..........................................     36,000       276,750
                 Elevadores Atlas Schindler ...........................     18,000       205,928
                 Gerdau Metalurgica ................................... 11,710,000       444,529
                 Gerdau Metalurgica ...................................    277,018         7,995
                 Petroleo Brasileiro ..................................  1,800,000       363,651
                 Renner Participacoes .................................  4,100,000         7,889
                 Rossi Residencial ....................................     24,800        30,338
                 Telecomunicacoes de Minas Gerias .....................  9,300,000       285,335
                 Telecomunicacoes do Parana ...........................  1,000,000       248,050
                 Uniao de Bancos Brasileiros .......................... 12,900,000       247,871
                 Usinas Siderurgicas de Minas Gerais ..................     24,600       104,131
                 Usinas Siderurgicas de Minas Gerais ADR ..............     13,370        56,654
                                                                                       ---------
                                                                                       3,070,152
                                                                                       ---------
                 Chile - 2.61%
                 A. F. P. Provida ADR .................................     14,000       287,875
                 Empresa Nacional Electricidad ADR ....................      9,343       124,963
                                                                                       ---------
                                                                                         412,838
                                                                                       ---------
                 China - 4.27%
                 First Tractor ........................................    610,000        91,890
                 Guangdong Kelon Electric Holdings ....................    285,000       245,851
                 Guangshen Railway ....................................  1,490,000       170,737
                 Shenzhen Expressway ..................................  1,090,400       168,469
                                                                                       ---------
                                                                                         676,947
                                                                                       ---------
                 Croatia - 0.80%
                 Zagrebacka Banka GDR .................................     13,740       127,439
                                                                                       ---------
                                                                                         127,439
                                                                                       ---------
                 Egypt - 0.80%
                *Paints and Chemicals Industries GDR ..................     24,200       126,445
                                                                                       ---------
                                                                                         126,445
                                                                                       ---------
                 Estonia - 1.22%
                 AS Eesti Telekom GDR .................................      3,932        69,596
                *Eesti Uhispank GDR ...................................     30,044       123,932
                                                                                       ---------
                                                                                         193,528
                                                                                       ---------

                                                              Number      Market
                                                              of Shares   Value (US$)
-------------------------------------------------------------------------------------
    Common Stock (continued)
    Hong Kong - 0.60%
    Hengan International Group ..........................      346,000    $  94,665
                                                                          ---------
                                                                             94,665
                                                                          ---------
    Hungary - 4.04%
    Gedeon Richter GDR ..................................        5,100      262,650
    Matav ...............................................       12,476      376,619
                                                                          ---------
                                                                            639,269
                                                                          ---------
    India - 9.64%
   *Gas Authority of India ..............................       19,089      180,391
   *ICICI ...............................................        4,234       47,103
   *India Fund ..........................................       26,560      373,500
    Larsen & Toubro GDR .................................        8,800      198,000
    Mahanagar Telephone Nigam GDR .......................       13,220      117,328
    Videsh Sanchar Nigam GDR ............................        8,644      198,812
    Videsh Sanchar Nigam GDR ............................       17,916      412,068
                                                                          ---------
                                                                          1,527,202
                                                                          ---------
    Indonesia - 0.44%
   *PT United Tractors ..................................       77,000       69,117
                                                                          ---------
                                                                             69,117
                                                                          ---------
    Israel - 2.85%
    Bank Hapoalim .......................................      110,500      291,546
    ECI Telecom .........................................        6,400      160,200
                                                                          ---------
                                                                            451,746
                                                                          ---------
    Malaysia - 7.55%
   *Leader Universal Holdings ...........................      615,000      187,737
    Petronas Dagangan ...................................      337,000      347,642
    Public Finance ......................................      105,000      109,974
    Resorts World .......................................       82,000      220,105
    Sime Darby ..........................................      280,000      330,105
                                                                          ---------
                                                                          1,195,563
                                                                          ---------
    Mexico - 5.20%
    Alfa Class A ........................................       55,015      236,988
    Cemex Class B .......................................       60,000      292,838
   *Grupo Minsa ADR .....................................       13,000       53,625
   *Grupo Minsa Class C .................................      117,000       57,352
    Vitro ADR ...........................................       35,800      183,475
                                                                          ---------
                                                                            824,278
                                                                           ---------
    Peru - 2.73%
    Banco de Credito del Peru Class C ...................      132,825      108,467
    Creditcorp ..........................................       11,825      127,858
    Telefonica del Peru ADR .............................       15,200      196,650
                                                                          ---------
                                                                            432,975
                                                                          ---------
    Russia - 1.49%
    Gazprom ADR .........................................        4,200       33,705
    Gazprom ADR .........................................        5,000       40,125
    Lukoil ADR ..........................................        3,100      104,129
    Mosenergo ADR .......................................       19,800       57,816
                                                                          ---------
                                                                            235,775
                                                                          ---------

                                                                          Number      Market
Delaware Emerging Markets Fund                                            of Shares   Value (US$)
--------------------------------------------------------------------------------------------------
                 Common Stock (continued)
                 South Africa - 11.44%
                 ABSA Group ...........................................     49,838   $   187,963
                 Edgars Consolidated Stores ...........................     10,620       118,611
                 Iscor ................................................    109,300       360,913
                 Sanlam ...............................................    343,500       401,992
                 Sappi ................................................     39,600       355,105
                 Sasol ................................................     51,200       388,268
                                                                                      ----------
                                                                                       1,812,852
                                                                                      ----------
                 South Korea - 2.47%
                 Pohang Iron & Steel ..................................      2,860       391,335
                                                                                      ----------
                                                                                         391,335
                                                                                      ----------
                 Taiwan - 0.98%
                 Yageo GDR ............................................     32,634       155,012
                                                                                      ----------
                                                                                         155,012
                                                                                      ----------
                 Thailand - 4.16%
                *Bangkok Bank .........................................     93,800       200,802
                *Hana Microelectronics ................................     78,000       319,959
                 Thai Reinsurance .....................................    129,000       138,905
                                                                                      ----------
                                                                                         659,666
                                                                                      ----------
                 Turkey - 3.28%
                 Efes Sinai Yatirim Holdings ADR ......................     89,808        74,092
                *Efes Sinai Yatirim Holdings Class B ..................  8,261,890        74,944
                 Koc Holding ..........................................  2,908,200       370,447
                                                                                      ----------
                                                                                         519,483
                                                                                      ----------
                 Total Common Stock (cost $17,329,941) ................               13,893,505
                                                                                      ==========

                                                                          Principal
                                                                          Amount
                                                                          ---------
                 Repurchase Agreements - 13.49%
                 With Chase Manhattan 5.64% 12/01/99
                    (dated 11/30/99, collateralized by
                    $307,000 U.S. Treasury Notes 5.50% due
                    02/28/03, market value $306,093 and
                    $514,000 U.S. Treasury Notes 7.875% due
                    11/15/04, market value $551,302) ..................  $ 835,000       835,000
                 With J.P. Morgan Securities 5.63% 12/01/99
                    (dated 11/30/99, collateralized by $352,000
                    U.S. Treasury Notes 5.50% due 03/31/03,
                    market value $349,387 and $308,000 U.S.
                    Treasury Notes 6.25% due 02/15/03, market
                    value $314,916) ...................................    651,000       651,000
                 With PaineWebber 5.63% 12/01/99 (dated
                    11/30/99, collateralized by $663,000
                    U.S. Treasury Notes 5.50% due 01/31/03,
                    market value $663,725). ...........................    651,000       651,000
                                                                                      ----------
                 Total Repurchase Agreements
                    (cost $2,137,000) .................................                2,137,000
                                                                                      ==========

------------------------------------------------------------------------------------
   Total Market Value of Securities - 101.19%
      (cost $19,466,941) .............................................  $16,030,505
   Liabilities Net of Receivables and Other
      Assets - (1.19%) ...............................................     (188,926)
                                                                        -----------
   Net Assets Applicable to 1,974,266 Shares
      ($0.01 par value) outstanding - 100.00% ........................  $15,841,579
                                                                        ===========

   Net Asset Value - Delaware Emerging Markets Fund
      A Class ($7,815,242 / 970,979 shares) ..........................        $8.05
                                                                              =====
   Net Asset Value - Delaware Emerging Markets Fund
      B Class ($3,671,122 / 461,187 shares) ..........................        $7.96
                                                                              =====
   Net Asset Value - Delaware Emerging Markets Fund
      C Class ($1,564,677 / 196,706 shares) ..........................        $7.95
                                                                              =====
   Net Asset Value - Delaware Emerging Markets Fund
      Institutional Class ($2,790,538 / 345,394 shares) ..............        $8.08
                                                                              =====
   Components of Net Assets at November 30, 1999:
   Common stock, $0.01 par value, 500,000,000 shares
      authorized to the Fund with 50,000,000 shares
      allocated to Delaware Emerging Markets Fund A Class,
      25,000,000 shares allocated to Delaware Emerging
      Markets Fund B Class, 25,000,000 shares allocated to
      Delaware Emerging Markets Fund C Class, and
      50,000,000 shares allocated to Delaware Emerging
      Markets Fund Institutional Class ...............................  $21,552,381
   Undistributed net investment income** .............................       57,709
   Accumulated net realized loss on investments ......................   (2,326,882)
   Net unrealized depreciation of investments and
      foreign currencies .............................................   (3,441,629)
                                                                        -----------
   Total net assets ..................................................  $15,841,579
                                                                        ===========
   _____________
    *Non-income producing security for the year ended November 30, 1999.
   **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal
     Revenue Code.
     ADR - American Depository Receipt
     GDR - Global Depository Receipt

   Net Asset Value and Offering Price Per Share -
      Delaware Emerging Markets Fund
   Net asset value A Class(A) ......................................          $8.05
   Sales charge (5.75% of offering price or 6.09%
      of the amount invested per share)(B) .........................           0.49
                                                                              -----
   Offering price ..................................................          $8.54
                                                                              =====
   _____________
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See the current prospectus for purchases of $50,000 or more.

                                                          See accompanying notes

Statements of Net Assets


Delaware Group Global & International Funds -- DELAWARE GLOBAL BOND FUND

                                                                         Principal    Market
November 30, 1999                                                        Amount*      Value (US$)
--------------------------------------------------------------------------------------------------
                 Bonds - 97.02%
                 Australia - 5.00%
                 New South Wales Treasury
                    6.50% 05/01/06 ................................A$    1,150,000   $ 718,716
                 Queensland Treasury Global
                    8.00% 08/14/01 ..................................      270,000     177,573
                                                                                     ---------
                                                                                       896,289
                                                                                     ---------
                 Austria - 3.84%
                 Republic of Austria
                    7.25% 05/03/07 .............................  Dem    1,200,000     687,971
                                                                                     ---------
                                                                                       687,971
                                                                                     ---------
                 Canada - 8.09%
                 Government of Canada
                    5.25% 09/01/03 ............................... C$      300,000     198,376
                    10.25% 03/15/14 .................................      300,000     281,026
                 Ontario Hydro
                    5.60% 06/02/08 ..................................      700,000     452,412
                    10.00% 03/19/01 .................................      470,000     336,501
                 Ontario Province 6.25% 12/03/08 .................NZ$      400,000     182,853
                                                                                     ---------
                                                                                     1,451,168
                                                                                     ---------
                 Germany - 9.78%
                 Deutschland Republic
                    6.00% 07/04/07 ................................Eu      471,129     500,291
                    6.25% 01/04/24 ..................................      600,000     633,206
                 Depfa Pfandbriefbank 5.625% 02/07/03 ...............      600,000     621,286
                                                                                     ---------
                                                                                     1,754,783
                                                                                     ---------
                 Italy - 6.60%
                 Buoni Poliennali del Tes
                    4.50% 05/01/09 ................................Eu      750,000     714,361
                 Republic of Italy 5.00% 11/20/03 ...................      500,000     470,025
                                                                                     ---------
                                                                                     1,184,386
                                                                                     ---------
                 Japan - 1.98%
                 Japan Highway 7.875% 09/27/02 ....................C$      500,000     354,499
                                                                                     ---------
                                                                                       354,499
                                                                                     ---------
                 Korea - 1.06%
                 Korea Electric Power 6.375% 12/01/03 ..............$      200,000     189,940
                                                                                     ---------
                                                                                       189,940
                                                                                     ---------

                                                                Principal   Market
                                                                Amount*     Value (US$)
----------------------------------------------------------------------------------------
     Bonds (continued)
     Netherlands - 7.28%
     Baden Wurt L-Finance
        6.625% 08/20/03 ............................... Dem      675,000   $ 367,668
     Netherlands Government
        5.75% 02/15/07 ................................. Eu      600,000     628,063
        9.00% 05/15/00 ....................................      300,000     309,826
                                                                           ---------
                                                                           1,305,557
                                                                           ---------
     New Zealand - 13.99%
     New Zealand Government
        6.00% 11/15/11 .................................NZ$    1,300,000     602,295
        7.00% 07/15/09 ....................................      200,000     101,486
        8.00% 04/15/04 ....................................    1,200,000     637,405
        8.00% 11/15/06 ....................................      900,000     484,132
        10.00% 03/15/02 ...................................    1,250,000     684,793
                                                                           ---------
                                                                           2,510,111
                                                                           ---------
     Norway - 0.48%
     Kingdom of Norway 8.375% 01/27/03 ..................C$      120,000      86,506
                                                                           ---------
                                                                              86,506
                                                                           ---------
     Portugal - 3.91%
     Portugese Government
        5.375% 06/23/08 .................................Eu      700,000     701,785
                                                                           ---------
                                                                             701,785
                                                                           ---------
     South Africa - 4.98%
     Republic of South Africa
        12.50% 01/15/02 .................................Sa    3,700,000     593,145
        13.00% 08/31/10 ...................................    2,000,000     300,459
                                                                           ---------
                                                                             893,604
                                                                           ---------
     Spain - 4.44%
     Spanish Government 5.15% 07/30/09 ..................Eu      800,000     797,215
                                                                           ---------
                                                                             797,215
                                                                           ---------
     Supranational - 4.00%
     International Bank Reconstruction &
        Development 5.25% 01/12/09 .......................$      800,000     717,208
                                                                           ---------
                                                                             717,208
                                                                           ---------
     Sweden - 4.30%
     Swedish Export Credit 6.50% 06/05/01 ...............Sk    1,000,000     120,181
     Swedish Government
        9.00% 04/20/09 ....................................    4,000,000     583,305
        10.25% 05/05/03 ...................................      500,000      67,992
                                                                           ---------
                                                                             771,478
                                                                           ---------

                                                                         Principal     Market
Delaware Global Bond Fund                                                Amount*       Value (US$)
--------------------------------------------------------------------------------------------------
              Bonds (continued)
              United Kingdom - 4.46%
              Halifax 5.625% 07/23/07 .............................Dem    1,550,000    $  799,679
                                                                                      -----------
                                                                                          799,679
                                                                                      -----------
              United States - 12.83%
              Federal National Mortgage Association
                 5.75% 09/05/00 ....................................A$      600,000       382,986
              KFW International Finance
                 6.50% 12/28/01 ....................................C$      120,000        82,052
              U.S.Treasury Inflation Index Notes
                 3.375% 01/15/07 ....................................$      421,876       401,980
                 3.625% 01/15/08 .....................................      613,674       591,630
              U.S. Treasury Notes
                 5.75% 08/15/03 ......................................      450,000       444,798
                 6.25% 02/15/07 ......................................      250,000       249,684
                 6.375% 08/15/27 .....................................      150,000       147,587
                                                                                      -----------
                                                                                        2,300,717
                                                                                      -----------
              Total Bonds (cost $18,985,221) .........................                 17,402,896
                                                                                      ===========
              Total Market Value of Securities - 97.02%
                 (cost $18,985,221) ..................................                $17,402,896
              Receivables and Other Assets Net of
                 Liabilities - 2.98% .................................                    535,276
                                                                                      -----------
              Net Assets Applicable to 1,795,801 Shares
                 ($0.01 Par Value) Outstanding - 100.00% .............                $17,938,172
                                                                                      ===========

              Net Asset Value - Delaware Global Bond Fund
                 A Class ($3,943,861 / 394,577 shares) ...............                     $10.00
                                                                                           ======
              Net Asset Value - Delaware Global Bond Fund
                 B Class ($1,645,827 / 164,662 shares) ...............                     $10.00
                                                                                           ======
              Net Asset Value - Delaware Global Bond Fund
                 C Class ($680,724 / 68,491 shares) ..................                      $9.94
                                                                                            =====
              Net Asset Value - Delaware Global Bond Fund
                 Institutional Class ($11,667,760 / 1,168,071 shares).                      $9.99
                                                                                            =====


-------------------------------------------------------------------------------------------------
Components of Net Assets at November 30, 1999:
Common stock, $0.01 par value, 500,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to Delaware Global Bond Fund A Class,
   25,000,000 shares allocated to Delaware Global
   Bond Fund B Class, 25,000,000 shares allocated
   to Delaware Global Bond Fund C Class, and
   50,000,000 shares allocated to Delaware
   Global Bond Fund Institutional Class ..............................               $19,673,185
Distributions in excess of net investment income** ...................                   (16,404)
Accumulated net realized loss on investments .........................                  (126,020)
Net unrealized depreciation of investments and
   foreign currencies ................................................                (1,592,589)
                                                                                     -----------
Total net assets .....................................................               $17,938,172
                                                                                     ===========
_____________
* Principal amount is stated in the currency in which each bond is denominated.
  A$  - Australian Dollars
  C$  - Canadian Dollars
  Dem - German Deutsche Marks
  Eu  - European Monetary Units
  NZ$ - New Zealand Dollars
  Sa  - South African Rand
  Sk  - Swedish Kroner
  $   - U.S. Dollar
**Distributions in excess of net investment income includes net realized gains
  (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Net Asset Value And Offering Price Per Share -
   Delaware Global Bond Fund
Net asset value A Class(A) ...........................................                    $10.00
Sales charge (4.75% of offering price or 5.00%
   of the amount invested per share)(B) ..............................                      0.50
                                                                                          ------
Offering price .......................................................                    $10.50
                                                                                          ======
____________
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                                                          See accompanying notes

Statements of Operations

Delaware Group Global & International Funds

                                                             Delaware       Delaware     Delaware      Delaware
                                                             International  Global       Emerging      Global Bond
Year Ended November 30, 1999                                 Equity Fund    Equity Fund  Markets Fund  Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................. $   768,243     $ 20,447    $   68,782     $1,281,916
Dividends .................................................   9,837,241      501,390       342,757             --
Foreign tax withheld ......................................  (1,037,821)     (36,232)      (26,129)            --
                                                             ----------------------------------------------------
                                                              9,567,663      485,605       385,410      1,281,916
                                                             ----------------------------------------------------

Expenses:
Management fees ...........................................   2,614,396      140,074       155,098        144,725
Dividend disbursing and transfer agent fees and expenses ..   1,644,148      128,480       103,914         32,566
Distribution expense ......................................     891,379      105,391        58,881         38,337
Custodian fees ............................................     174,750          591        24,504         13,051
Accounting and administration .............................     127,687        6,914         4,914          7,584
Reports and statements to shareholders ....................     172,350       14,855        11,200          7,125
Registration fees .........................................      88,800       34,770        15,869         28,400
Professional fees .........................................     121,035        7,500         5,682             --
Taxes (other than taxes on income) ........................      28,150          840            --            200
Trustees' fees ............................................       5,671          697           768            714
Amortization of organization expenses .....................          --        3,561         3,631          3,820
Other .....................................................      74,214       10,140         9,885          4,808
                                                             ----------------------------------------------------
                                                              5,942,580      453,813       391,207        281,330
Less expenses absorbed or waived ..........................          --      (81,334)     (126,367)       (46,744)
Less expenses paid indirectly .............................      (7,442)        (396)       (1,790)        (2,596)
                                                             ----------------------------------------------------
Total expenses ............................................   5,935,138      372,083       266,189        231,990
                                                             ----------------------------------------------------

Net Investment Income .....................................   3,632,525      113,522       119,221      1,049,926
                                                             ----------------------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currencies:
Net realized gain (loss) on:
   Investments ............................................   7,640,144      654,665      (826,202)      (146,373)
   Foreign currencies .....................................   1,465,771       96,725       (26,502)      (169,176)
                                                             ----------------------------------------------------
Net realized gain (loss) ..................................   9,105,915      751,390      (852,704)      (315,549)
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies .....................  16,263,978     (355,190)    3,549,936     (1,409,629)
                                                             ----------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currencies .................................  25,369,893      396,200     2,697,232     (1,725,178)
                                                             ----------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
   from Operations ........................................ $29,002,418     $509,722    $2,816,453      ($675,252)
                                                            =====================================================

                                                          See accompanying notes

Statements of Changes in Net Assets

Delaware Group Global & International Funds

                                                       Delaware International        Delaware Global
                                                       Equity Fund                   Equity Fund
----------------------------------------------------------------------------------------------------------
                                                       Year Ended November 30,       Year Ended November 30,
                                                       1999           1998           1999         1998
Increase (Decrease) in
   Net Assets from Operations:
Net investment income ..............................   $3,632,525     $5,019,760     $113,522     $337,208
Net realized gain (loss)
   on investments
   and foreign currencies ..........................    9,105,915     (3,196,161)     751,390      959,229
Net change in unrealized
   appreciation/depreciation of
   investments and
   foreign currencies ..............................   16,263,978     18,869,098     (355,190)      58,825
                                                       ---------------------------------------------------
Net increase (decrease)
   in net assets resulting
   from operations .................................   29,002,418     20,692,697      509,722    1,355,262
                                                       ---------------------------------------------------
Distributions to
   Shareholders from:
Net investment income:
   A Class .........................................   (1,890,091)    (3,037,638)     (67,715)    (171,922)
   B Class .........................................     (333,763)      (567,801)     (23,379)     (78,621)
   C Class .........................................     (146,074)      (200,379)     (13,394)     (53,181)
   Institutional Class .............................   (2,985,813)    (2,491,733)     (14,292)     (70,840)
Net realized gain on investments:
   A Class .........................................           --     (1,182,260)    (366,425)    (610,032)
   B Class .........................................           --       (345,134)    (270,108)    (397,951)
   C Class .........................................           --       (121,799)    (168,225)    (272,115)
   Institutional Class .............................           --       (754,255)    (131,263)    (198,609)
                                                       ---------------------------------------------------
                                                       (5,355,741)    (8,700,999)  (1,054,801)  (1,853,271)
                                                       ---------------------------------------------------

RESTUB

                                                 Delaware Emerging             Delaware Global
                                                 Markets Fund                  Bond Fund
-------------------------------------------------------------------------------------------------------
                                                 Year Ended November 30,      Year Ended November 30,
                                                 1999        1998             1999        1998
Increase (Decrease) in
   Net Assets from Operations:
Net investment income .........................  $119,221     $189,466        $1,049,926  $1,053,317
Net realized gain (loss)
   on investments
   and foreign currencies .....................  (852,704)  (1,484,603)         (315,549)    (13,355)
Net change in unrealized
   appreciation/depreciation of
   investments and
   foreign currencies ......................... 3,549,936   (4,195,214)       (1,409,629)     (4,946)
                                               -----------------------------------------------------
Net increase (decrease)
   in net assets resulting
   from operations ............................ 2,816,453   (5,490,351)         (675,252)  1,035,016
                                               -----------------------------------------------------
Distributions to
   Shareholders from:
Net investment income:
   A Class ....................................   (58,679)     (18,319)         (186,455)   (166,398)
   B Class ....................................    (3,872)          --           (67,827)    (34,237)
   C Class ....................................    (1,386)          --           (27,524)    (20,219)
   Institutional Class ........................   (15,279)      (9,828)         (580,647)   (528,593)
Net realized gain on investments:
   A Class ....................................        --     (554,164)          (44,575)    (12,745)
   B Class ....................................        --     (207,819)          (17,576)     (3,044)
   C Class ....................................        --      (80,276)           (5,593)     (1,965)
   Institutional Class ........................        --     (108,106)         (124,376)    (31,461)
                                               -----------------------------------------------------
                                                  (79,216)    (978,512)       (1,054,573)   (798,662)
                                               -----------------------------------------------------

24

                                                                Delaware International         Delaware Global
                                                                Equity Fund                     Equity Fund
------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended November 30,           Year Ended November 30,
                                                                1999              1998            1999           1998
Capital Share Transactions:
Proceeds from shares sold:
   A Class ...............................................      $527,399,231      $248,532,751   $ 3,054,871    $ 2,361,979
   B Class ...............................................        37,781,353        60,750,047     1,137,247      1,381,650
   C Class ...............................................       146,537,454       111,824,042       447,132        734,792
   Institutional Class ...................................        73,156,798       134,073,252       303,024        534,315
Net asset value of shares issued
   upon reinvestment of distributions
   from net investment income and
   net realized gain on investments:
   A Class ...............................................         1,753,906         3,884,411       426,759        751,633
   B Class ...............................................           309,017           845,306       270,356        443,501
   C Class ...............................................            86,965           284,894       170,283        291,513
   Institutional Class ...................................         2,979,145         2,947,818        76,155        269,449
                                                                -----------------------------------------------------------
                                                                 790,003,869       563,142,521     5,885,827      6,768,832
                                                                -----------------------------------------------------------

Cost of shares repurchased:
   A Class ...............................................      (561,503,159)     (249,450,329)   (3,251,609)    (2,518,715)
   B Class ...............................................       (40,944,362)      (57,621,538)   (1,586,409)      (744,541)
   C Class ...............................................      (147,929,924)     (111,127,873)   (1,305,309)      (628,811)
   Institutional Class ...................................      (136,509,520)      (44,978,467)   (1,667,350)      (423,236)
                                                                -----------------------------------------------------------
                                                                (886,886,965)     (463,178,207)   (7,810,677)    (4,315,303)
                                                                -----------------------------------------------------------

Increase (decrease) in net assets
   derived from capital share
   transactions ..........................................       (96,883,096)       99,964,314    (1,924,850)     2,453,529
                                                                -----------------------------------------------------------

Net Increase (Decrease)
   in Net Assets .........................................       (73,236,419)      111,956,012    (2,469,929)     1,955,520

Net Assets:
Beginning of year ........................................       339,282,731       227,326,719    18,743,722     16,788,202
                                                                -----------------------------------------------------------
End of year ..............................................      $266,046,312      $339,282,731   $16,273,793    $18,743,722
                                                                ===========================================================

RESTUB

                                                               Delaware Emerging              Delaware Global
                                                               Markets Fund                   Bond Fund
-----------------------------------------------------------------------------------------------------------------------
                                                               Year Ended November 30,        Year Ended November 30,
                                                               1999            1998           1999           1998
Capital Share Transactions:
Proceeds from shares sold:
   A Class ...............................................     $ 3,894,494     $ 3,500,308   $ 1,340,305    $ 1,209,209
   B Class ...............................................       1,854,696       1,064,411     1,194,675        369,004
   C Class ...............................................         730,055         469,587       473,390         46,266
   Institutional Class ...................................       2,210,948       1,246,820     3,361,887      4,205,056
Net asset value of shares issued
   upon reinvestment of distributions
   from net investment income and
   net realized gain on investments:
   A Class ...............................................          54,297         525,839       167,600       125,332
   B Class ...............................................           3,519         197,988        78,826        30,879
   C Class ...............................................           1,323          76,653        32,145        21,384
   Institutional Class ...................................          15,279         112,829       682,713       558,582
                                                               -------------------------------------------------------
                                                                 8,764,611       7,194,435     7,331,541     6,565,712
                                                               -------------------------------------------------------

Cost of shares repurchased:
   A Class ...............................................      (3,043,824)     (4,545,984)   (1,873,705)   (1,276,054)
   B Class ...............................................      (1,322,303)       (779,647)     (647,325)     (306,186)
   C Class ...............................................        (303,935)       (670,501)     (296,153)     (239,025)
   Institutional Class ...................................      (1,103,300)     (1,200,434)   (4,193,867)   (3,262,721)
                                                               -------------------------------------------------------
                                                                (5,773,362)     (7,196,566)   (7,011,050)   (5,083,986)
                                                               -------------------------------------------------------

Increase (decrease) in net assets
   derived from capital share
   transactions ..........................................       2,991,249          (2,131)      320,491     1,481,726
                                                               -------------------------------------------------------

Net Increase (Decrease)
   in Net Assets .........................................       5,728,486      (6,470,994)   (1,409,334)    1,718,080

Net Assets:
Beginning of year ........................................      10,113,093      16,584,087    19,347,506    17,629,426
                                                               -------------------------------------------------------
End of year ..............................................     $15,841,579     $10,113,093   $17,938,172   $19,347,506
                                                               =======================================================

                                                          See accompanying notes

Financial Highlights

Delaware Group Global & International Funds

Selected data for each share of the Fund outstanding throughout each period were
as follows:                           Delaware International Equity Fund A Class
--------------------------------------------------------------------------------

                                                              Year Ended November 30,
                                                              1999        1998         1997        1996         1995

Net asset value, beginning of period ......................   $15.330    $ 14.650     $ 14.640     $12.190      $11.920

Income from investment operations:
   Net investment income(1) ...............................     0.174       0.273        0.220       0.490        0.297
   Net realized and unrealized gain on investments and
     foreign currencies ...................................     0.881       0.957        0.245       2.385        0.628
                                                              ---------------------------------------------------------
   Total from investment operations .......................     1.055       1.230        0.465       2.875        0.925
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.235)     (0.395)      (0.435)     (0.280)      (0.185)
   Distributions from net realized gain on investments ....      none      (0.155)      (0.020)     (0.145)      (0.470)
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (0.235)     (0.550)      (0.455)     (0.425)      (0.655)
                                                              ---------------------------------------------------------
Net asset value, end of period ............................   $16.150     $15.330      $14.650     $14.640      $12.190
                                                              =========================================================
Total return(2) ...........................................     6.97%       8.75%        3.27%      24.22%        8.17%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $99,671    $122,609     $112,425     $89,177      $62,251
   Ratio of expenses to average net assets ................     1.86%       1.70%        1.70%       1.85%        2.07%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     1.86%       1.70%        1.71%       1.95%        2.07%
   Ratio of net investment income to average net assets ...     1.10%       1.80%        1.46%       3.70%        2.57%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................     1.10%       1.80%        1.45%       3.60%        2.57%
   Portfolio turnover .....................................        3%          5%           8%          9%          21%

----------------
(1) Per share information for the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were
as follows:                           Delaware International Equity Fund B Class
--------------------------------------------------------------------------------

                                                              Year Ended November 30,
                                                              1999        1998         1997        1996         1995

Net asset value, beginning of period ......................   $15.280     $14.560      $14.560     $12.130      $11.900

Income from investment operations:
   Net investment income(1) ...............................     0.063       0.168        0.114       0.398        0.278
   Net realized and unrealized gain on investments and
     foreign currencies ...................................     0.877       0.962        0.246       2.377        0.567
                                                              ---------------------------------------------------------
   Total from investment operations .......................     0.940       1.130        0.360       2.775        0.845
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.130)     (0.255)      (0.340)     (0.200)      (0.145)
   Distributions from net realized gain on investments ....        --      (0.155)      (0.020)     (0.145)      (0.470)
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (0.130)     (0.410)      (0.360)     (0.345)      (0.615)
                                                              ---------------------------------------------------------
Net asset value, end of period ............................   $16.090     $15.280      $14.560     $14.560      $12.130
                                                              =========================================================
Total return(2) ...........................................     6.21%       8.03%        2.54%      23.38%        7.46%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $36,997     $37,775      $31,914     $10,878      $ 3,471
   Ratio of expenses to average net assets ................     2.56%       2.40%        2.40%       2.55%        2.77%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     2.56%       2.40%        2.41%       2.65%        2.77%
   Ratio of net investment income to average net assets ...     0.40%       1.10%        0.76%       3.00%        1.87%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................     0.40%       1.10%        0.75%       2.90%        1.87%
   Portfolio turnover .....................................        3%          5%           8%          9%          21%

----------------
(1) Per share information for the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Delaware Group Global & International Funds

Selected data for each share of the Fund outstanding throughout each period were
as follows:                           Delaware International Equity Fund C Class
--------------------------------------------------------------------------------

                                                              Year Ended November 30,                       11/29/95(2)
                                                              1999        1998         1997        1996     to 11/30/95

Net asset value, beginning of period ......................   $15.260     $14.540      $14.540     $12.190      $12.240

Income (loss) from investment operations:
   Net investment income(1) ...............................     0.063       0.167        0.114       0.400         none
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...............................     0.877       0.963        0.246       2.375       (0.050)
                                                              ---------------------------------------------------------
   Total from investment operations .......................     0.940       1.130        0.360       2.775       (0.050)
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.130)     (0.255)      (0.340)     (0.280)        none
   Distributions from net realized gain on investments ....      none      (0.155)      (0.020)     (0.145)        none
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (0.130)     (0.410)      (0.360)     (0.425)        none
                                                              ---------------------------------------------------------
Net asset value, end of period ............................   $16.070     $15.260      $14.540     $14.540      $12.190
                                                              =========================================================
Total return(3) ...........................................     6.22%       8.04%        2.54%      23.39%          (4)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $14,369     $14,076      $11,811     $ 1,909      $     5
   Ratio of expenses to average net assets ................     2.56%       2.40%        2.40%       2.55%          (4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     2.56%       2.40%        2.41%       2.65%          (4)
   Ratio of net investment income to average net assets ...     0.40%       1.10%        0.76%       3.00%          (4)
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................     0.40%       1.10%        0.75%       2.90%          (4)
   Portfolio turnover .....................................        3%          5%           8%          9%          (4)

----------------
(1) Per share information for the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.

(2) Date of commencement of trading.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were
as follows:               Delaware International Equity Fund Institutional Class
--------------------------------------------------------------------------------

                                                             Year Ended November 30,
                                                             1999         1998         1997        1996         1995

Net asset value, beginning of period ......................  $ 15.370    $ 14.720      $14.710     $12.240      $11.970

Income from investment operations:
   Net investment income(1) ...............................     0.222       0.318        0.267       0.530        0.323
   Net realized and unrealized gain on investments and
     foreign currencies ...................................     0.880       0.962        0.238       2.405        0.637
                                                             ----------------------------------------------------------
   Total from investment operations .......................     1.102       1.280        0.505       2.935        0.960
                                                             ----------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.282)     (0.475)      (0.475)     (0.320)      (0.220)
   Distributions from net realized gain on investments ....      none      (0.155)      (0.020)     (0.145)      (0.470)
                                                             ----------------------------------------------------------
   Total dividends and distributions ......................    (0.282)     (0.630)      (0.495)     (0.465)      (0.690)
                                                             ----------------------------------------------------------
Net asset value, end of period ............................  $ 16.190    $ 15.370      $14.720     $14.710      $12.240
                                                             ==========================================================
Total return(2) ...........................................     7.26%       9.10%        3.55%      24.68%        8.46%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $115,009    $164,823      $71,177     $34,194      $11,660
   Ratio of expenses to average net assets ................     1.56%       1.40%        1.40%       1.55%        1.77%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     1.56%       1.40%        1.41%       1.65%        1.77%
   Ratio of net investment income to average net assets ...     1.40%       2.10%        1.76%       4.00%        2.87%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................     1.40%       2.10%        1.75%       3.90%        2.87%
   Portfolio turnover .....................................        3%          5%           8%          9%          21%

----------------
(1) Per share information for the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                                                          See accompanying notes

Delaware Group Global & International Funds

Selected data for each share of the Fund outstanding throughout each period were
as follows:                                  Delaware Global Equity Fund A Class
--------------------------------------------------------------------------------

                                                              Year Ended November 30,                       12/27/94(1)
                                                              1999        1998         1997        1996     to 11/30/95

Net asset value, beginning of period ......................   $13.600     $14.050      $13.310     $11.900      $10.000

Income from investment operations:
   Net investment income(2) ...............................     0.130       0.289        0.437       0.493        0.301
   Net realized and unrealized gain on investments and
     foreign currencies ...................................     0.290       0.826        0.843       1.572        1.839
                                                              ---------------------------------------------------------
   Total from investment operations .......................     0.420       1.115        1.280       2.065        2.140
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.120)     (0.335)      (0.490)     (0.385)      (0.240)
   Distributions from net realized gain on investments ....    (0.680)     (1.230)      (0.050)     (0.270)        none
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (0.800)     (1.565)      (0.540)     (0.655)      (0.240)
                                                              ---------------------------------------------------------
Net asset value, end of period ............................   $13.220     $13.600      $14.050     $13.310      $11.900
                                                              =========================================================
Total return(3) ...........................................     3.17%       8.83%        9.91%      18.17%       21.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $ 7,386     $ 7,329      $ 6,939     $11,878      $ 3,122
   Ratio of expenses to average net assets ................     1.85%       1.55%        1.25%       1.25%        1.25%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     2.32%       1.99%        2.16%       2.72%        7.55%
   Ratio of net investment income to average net assets ...     0.97%       2.17%        3.24%       4.13%        4.75%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ...........................................     0.50%       1.73%        2.33%       2.66%       (1.55%)
   Portfolio turnover .....................................       29%         90%          74%         34%          57%

----------------
(1) Date of commencement of trading; ratios and total return have been annualized.

(2) Per share information for the years ended November 30, 1997, 1998, and 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were
as follows:                                  Delaware Global Equity Fund B Class
--------------------------------------------------------------------------------

                                                              Year Ended November 30,                       12/27/94(1)
                                                              1999        1998         1997        1996     to 11/30/95

Net asset value, beginning of period ......................   $13.600     $14.040      $13.300     $11.880      $10.000

Income from investment operations:
   Net investment income(2) ...............................     0.036       0.197        0.342       0.379        0.212
   Net realized and unrealized gain on investments and
     foreign currencies ...................................     0.294       0.813        0.848       1.606        1.848
                                                              ---------------------------------------------------------
   Total from investment operations .......................     0.330       1.010        1.190       1.985        2.060
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.060)     (0.220)      (0.400)     (0.295)      (0.180)
   Distributions from net realized gain on investments ....    (0.680)     (1.230)      (0.050)     (0.270)        none
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (0.740)     (1.450)      (0.450)     (0.565)      (0.180)
                                                              ---------------------------------------------------------
Net asset value, end of period ............................   $13.190     $13.600      $14.040     $13.300      $11.880
                                                              =========================================================
Total return(3) ...........................................     2.56%       7.97%        9.18%      17.32%       20.73%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $ 5,044     $ 5,397      $ 4,445     $ 4,796      $   613
   Ratio of expenses to average net assets ................     2.55%       2.25%        1.95%       1.95%        1.95%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     3.02%       2.69%        2.86%       3.42%        8.25%
   Ratio of net investment income to average net assets ...     0.27%       1.47%        2.54%       3.43%        4.05%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ...........................................    (0.20%)      1.03%        1.63%       1.96%       (2.25%)
   Portfolio turnover .....................................       29%         90%          74%         34%          57%

----------------
(1) Date of commencement of trading; ratios and total return have been annualized.

(2) Per share information for the years ended November 30, 1997, 1998, and 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Delaware Group Global & International Funds

Selected data for each share of the Fund outstanding throughout each period were
as follows:                                  Delaware Global Equity Fund C Class
--------------------------------------------------------------------------------

                                                              Year Ended November 30,                       11/29/95(1)
                                                              1999        1998         1997        1996     to 11/30/95

Net asset value, beginning of period ......................   $13.550     $13.990      $13.250     $11.890      $11.940

Income (loss) from investment operations:
   Net investment income(2) ...............................     0.036       0.197        0.341       0.446         none
   Net realized and unrealized gain (loss) on investments
     and foreign currencies ...............................     0.294       0.813        0.849       1.534       (0.050)
                                                              ---------------------------------------------------------
   Total from investment operations .......................     0.330       1.010        1.190       1.980       (0.050)
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.060)     (0.220)      (0.400)     (0.350)        none
   Distributions from net realized gain on investments ....    (0.680)     (1.230)      (0.050)     (0.270)        none
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (0.740)     (1.450)      (0.450)     (0.620)        none
                                                              ---------------------------------------------------------
Net asset value, end of period ............................   $13.140     $13.550      $13.990     $13.250      $11.890
                                                              =========================================================
Total return(3) ...........................................     2.57%       8.00%        9.21%      17.33%          (4)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $ 2,614     $ 3,391      $ 3,094     $ 1,185      $     5
   Ratio of expenses to average net assets ................     2.55%       2.25%        1.95%       1.95%          (4)
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     3.02%       2.69%        2.86%       3.42%          (4)
   Ratio of net investment income to average net assets ...     0.27%       1.47%        2.54%       3.43%          (4)
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ...........................................    (0.20%)      1.03%        1.63%       1.96%          (4)
   Portfolio turnover .....................................       29%         90%          74%         34%          (4)

----------------
(1)  Date of commencement of trading.

(2) Per share information for the years ended November 30, 1997, 1998, and 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were
as follows:                      Delaware Global Equity Fund Institutional Class
--------------------------------------------------------------------------------

                                                              Year Ended November 30,                       12/27/94(1)
                                                              1999        1998         1997        1996     to 11/30/95

Net asset value, beginning of period ......................   $13.610     $14.100      $13.340     $11.930      $10.000

Income from investment operations:
   Net investment income(2) ...............................     0.170       0.329        0.478       0.567        0.473
   Net realized and unrealized gain on investments and
     foreign currencies ...................................     0.300       0.816        0.857       1.533        1.697
                                                              ---------------------------------------------------------
   Total from investment operations .......................     0.470       1.145        1.335       2.100        2.170
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.150)     (0.405)      (0.525)     (0.420)      (0.240)
   Distributions from net realized gain on investments ....    (0.680)     (1.230)      (0.050)     (0.270)        none
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (0.830)     (1.635)      (0.575)     (0.690)      (0.240)
                                                              ---------------------------------------------------------
Net asset value, end of period ............................   $13.250     $13.610      $14.100     $13.340      $11.930
                                                              =========================================================
Total return(3) ...........................................     3.63%       9.07%       10.34%      18.38%       21.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $ 1,229     $ 2,627      $ 2,310     $ 2,203      $ 2,191
   Ratio of expenses to average net assets ................     1.55%       1.25%        0.95%       0.95%        0.95%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     2.02%       1.69%        1.86%       2.42%        7.25%
   Ratio of net investment income to average net assets ...     1.27%       2.47%        3.54%       4.43%        5.05%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation and expenses paid
     indirectly ...........................................     0.80%       2.03%        2.63%       2.96%       (1.25%)
   Portfolio turnover .....................................       29%         90%          74%         34%          57%

----------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information for the years ended November 30, 1997, 1998, and 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                                                          See accompanying notes

Delaware Group Global & International Funds

Selected data for each share of the Fund outstanding throughout each period were
as follows:                               Delaware Emerging Markets Fund A Class
--------------------------------------------------------------------------------

                                                              Year Ended November 30,           6/10/96(1)
                                                              1999        1998         1997    to 11/30/96

Net asset value, beginning of period ......................   $ 6.530     $10.200      $ 9.970     $10.000

Income (loss) from investment operations:
   Net investment income (loss)(2) ........................     0.081       0.129        0.062       0.018
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ................     1.509      (3.174)       0.253      (0.048)
                                                              --------------------------------------------
   Total from investment operations .......................     1.590      (3.045)       0.315      (0.030)
                                                              --------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.070)     (0.020)      (0.010)       none
   Distributions from net realized gain on investments ....      none      (0.605)      (0.075)       none
                                                              --------------------------------------------
   Total dividends and distributions ......................    (0.070)     (0.625)      (0.085)       none
                                                              --------------------------------------------
Net asset value, end of period ............................   $ 8.050     $ 6.530      $10.200     $ 9.970
                                                              ============================================
Total return(3) ...........................................    24.74%     (31.66%)       3.19%      (0.30%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $ 7,815      $5,584       $9,665      $2,518
Ratio of expenses to average net assets ...................     1.95%       1.96%        2.00%       2.00%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     2.99%       3.91%        3.02%       4.10%
Ratio of net investment income (loss) to average net
  assets ..................................................     1.15%       1.58%        0.52%       0.17%
Ratio of net investment income (loss) to average net
  assets prior to expense limitation and expenses paid
  indirectly ..............................................     0.11%      (0.37%)      (0.50%)     (1.93%)
Portfolio turnover ........................................       17%         47%          65%         36%

----------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were
as follows:                               Delaware Emerging Markets Fund B Class
--------------------------------------------------------------------------------

                                                                                 Year Ended November 30,               6/10/96(1)
                                                                                 1999       1998          1997     to 11/30/96
Net asset value, beginning of period ........................................     $6.440     $10.110       $9.940      $10.000

Income (loss) from investment operations: ...................................
   Net investment income (loss)(2) ..........................................      0.029       0.070       (0.020)      (0.051)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..................................      1.501      (3.135)       0.265       (0.009)
                                                                                 ----------------------------------------------
   Total from investment operations .........................................      1.530      (3.065)       0.245       (0.060)
                                                                                 ----------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .....................................     (0.010)       none         none         none
   Distributions from net realized gain on investments ......................       none      (0.605)      (0.075)        none
                                                                                 ----------------------------------------------
   Total dividends and distributions ........................................     (0.010)     (0.605)      (0.075)        none
                                                                                 ----------------------------------------------
Net asset value, end of period ..............................................     $7.960      $6.440      $10.110       $9.940
                                                                                 ==============================================
Total return(3) .............................................................     23.81%     (32.11%)       2.48%       (0.60%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....................................     $3,671      $2,528       $3,484         $282
Ratio of expenses to average net assets .....................................      2.70%       2.70%        2.70%        2.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ...................................      3.69%       4.61%        3.72%        4.80%
Ratio of net investment income (loss) to average net assets .................      0.40%       0.84%       (0.18%)      (0.53%)
Ratio of net investment income (loss) to average net assets prior
  to expense limitation and expenses paid indirectly ........................     (0.59%)     (1.07%)      (1.20%)      (2.63%)
Portfolio turnover ..........................................................        17%         47%          65%          36%

----------------

(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Delaware Group Global & International Funds

Selected data for each share of the Fund outstanding throughout each period were
as follows:                               Delaware Emerging Markets Fund C Class
--------------------------------------------------------------------------------

                                                                                 Year Ended November 30,               6/10/96(1)
                                                                                 1999       1998          1997     to 11/30/96
Net asset value, beginning of period ........................................     $6.430     $10.110       $9.940      $10.000

Income (loss) from investment operations:
   Net investment income (loss)(2) ..........................................      0.029       0.068       (0.019)      (0.051)
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..................................      1.501      (3.143)       0.264       (0.009)
                                                                                 ----------------------------------------------
   Total from investment operations .........................................      1.530      (3.075)       0.245       (0.060)
                                                                                 ----------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .....................................     (0.010)       none         none         none
   Distributions from net realized gain on investments ......................       none      (0.605)      (0.075)        none
                                                                                 ----------------------------------------------
   Total dividends and distributions ........................................     (0.010)     (0.605)      (0.075)        none
                                                                                 ----------------------------------------------
Net asset value, end of period ..............................................     $7.950      $6.430      $10.110       $9.940
                                                                                 ==============================================
Total return(3) .............................................................     23.85%      (32.21%)      2.48%       (0.60%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....................................     $1,565        $884       $1,519         $199
Ratio of expenses to average net assets .....................................      2.70%       2.70%        2.70%        2.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ...................................      3.69%       4.61%        3.72%        4.80%
Ratio of net investment income (loss) to average net assets .................      0.40%       0.84%       (0.18%)      (0.53%)
Ratio of net investment income (loss) to average net assets prior
  to expense limitation and expenses paid indirectly ........................     (0.59%)     (1.07%)      (1.20%)      (2.63%)
Portfolio turnover ..........................................................        17%         47%          65%          36%

----------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were
as follows:                   Delaware Emerging Markets Fund Institutional Class
--------------------------------------------------------------------------------

                                                                                 Year Ended November 30,               6/10/96(1)
                                                                                 1999       1998          1997     to 11/30/96
Net asset value, beginning of period ........................................     $6.550     $10.250       $9.990      $10.000

Income (loss) from investment operations:
   Net investment income (loss)(2) ..........................................      0.099       0.151        0.098        0.047
   Net realized and unrealized gain (loss)
     on investments and foreign currencies ..................................      1.521      (3.191)       0.262       (0.057)
                                                                                 ----------------------------------------------
   Total from investment operations .........................................      1.620      (3.040)       0.360       (0.010)
                                                                                 ----------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .....................................     (0.090)     (0.055)      (0.025)        none
   Distributions from net realized gain on investments ......................       none      (0.605)      (0.075)        none
                                                                                 ----------------------------------------------
   Total dividends and distributions ........................................     (0.090)     (0.660)      (0.100)        none
                                                                                 ----------------------------------------------
Net asset value, end of period ..............................................     $8.080      $6.550      $10.250       $9.990
                                                                                 ==============================================
Total return(3) .............................................................     25.24%     (31.55%)       3.64%       (0.10%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) .....................................     $2,791      $1,117       $1,916       $3,717
Ratio of expenses to average net assets .....................................      1.70%       1.70%        1.70%        1.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly ...................................      2.69%       3.61%        2.72%        3.80%
Ratio of net investment income (loss) to average net assets .................      1.40%       1.84%        0.82%        0.47%
Ratio of net investment income (loss) to average net assets prior
  to expense limitation and expenses paid indirectly ........................      0.41%      (0.07%)      (0.20%)      (1.63%)
Portfolio turnover ..........................................................        17%         47%          65%          36%

----------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                                                          See accompanying notes

Delaware Group Global & International Funds

Selected data for each share of the Fund outstanding throughout each period were
as follows:                                    Delaware Global Bond Fund A Class
--------------------------------------------------------------------------------

                                                                         Year Ended November 30,                         12/27/94(1)
                                                                         1999         1998        1997        1996    to 11/30/95
Net asset value, beginning of period ..................................  $10.940      $10.790     $11.480     $11.230     $10.000

Income (loss) from investment operations:
   Net investment income(2) ...........................................    0.560        0.595       0.625       0.755       0.659
   Net realized and unrealized gain (loss) on investments and
     foreign currencies ...............................................   (0.935)      (0.015)     (0.505)      0.730       1.171
                                                                         ---------------------------------------------------------
   Total from investment operations ...................................   (0.375)       0.580       0.120       1.485       1.830
                                                                         ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...............................   (0.460)      (0.400)     (0.770)     (0.875)     (0.600)
   Distributions from net realized gain on investments ................   (0.105)      (0.030)     (0.040)     (0.360)       none
                                                                         ---------------------------------------------------------
   Total dividends and distributions ..................................   (0.565)      (0.430)     (0.810)     (1.235)     (0.600)
                                                                         ---------------------------------------------------------

Net asset value, end of period ........................................  $10.000      $10.940     $10.790     $11.480     $11.230
                                                                         =========================================================
Total return(3) .......................................................   (3.50%)       5.47%       1.24%      14.35%      18.79%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................   $3,944       $4,684      $4,567      $3,467        $889
   Ratio of expenses to average net assets ............................    1.30%        1.25%       1.25%       1.25%       1.25%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................    1.54%        1.59%       2.04%       5.00%      12.34%
   Ratio of net investment income to average net assets ...............    5.34%        5.58%       5.76%       6.82%       7.70%
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ...............    5.10%        5.24%       4.97%       3.07%      (3.39%)
   Portfolio turnover .................................................      90%          93%         76%         42%         98%

----------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information for the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were
as follows:                                    Delaware Global Bond Fund B Class
--------------------------------------------------------------------------------

                                                                         Year Ended November 30,                         12/27/94(1)
                                                                         1999         1998        1997        1996    to 11/30/95
Net asset value, beginning of period ..................................  $10.930      $10.790     $11.490     $11.230     $10.000

Income (loss) from investment operations:
   Net investment income(2) ...........................................    0.487        0.520       0.550       0.679       0.565
   Net realized and unrealized gain (loss) on investments and
     foreign currencies ...............................................   (0.927)      (0.020)     (0.511)      0.735       1.205
                                                                         ---------------------------------------------------------
   Total from investment operations ...................................   (0.440)       0.500       0.039       1.414       1.770
                                                                         ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...............................   (0.385)      (0.330)     (0.699)     (0.794)     (0.540)
   Distributions from net realized gain on investments ................   (0.105)      (0.030)     (0.040)     (0.360)       none
                                                                         ---------------------------------------------------------
   Total dividends and distributions ..................................   (0.490)      (0.360)     (0.739)     (1.154)     (0.540)
                                                                         ---------------------------------------------------------
Net asset value, end of period ........................................  $10.000      $10.930     $10.790     $11.490     $11.230
                                                                         =========================================================
Total return(3) .......................................................   (4.01%)       4.59%       0.48%      13.51%      18.23%
Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................   $1,646       $1,188      $1,081        $707        $115
   Ratio of expenses to average net assets ............................    2.00%        1.95%       1.95%       1.95%       1.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................    2.24%        2.29%       2.74%       5.70%      13.04%
   Ratio of net investment income to average net assets ...............    4.64%        4.88%       5.06%       6.12%       7.00%
   Ratio of net investment income (loss) to average net assets
     prior to expense limitation and expenses paid indirectly .........    4.40%        4.54%       4.27%       2.37%      (4.09%)
   Portfolio turnover .................................................      90%          93%         76%         42%         98%

----------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information for the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Delaware Group Global & International Funds

Selected data for each share of the Fund outstanding throughout each period were
as follows:                                    Delaware Global Bond Fund C Class
--------------------------------------------------------------------------------

                                                                         Year Ended November 30,                         11/29/95(1)
                                                                         1999         1998        1997        1996    to 11/30/95
Net asset value, beginning of period ..................................  $10.880      $10.740     $11.440     $11.240     $11.330

Income (loss) from investment operations:
   Net investment income(2) ...........................................    0.487        0.521       0.551       0.680        none
   Net realized and unrealized gain (loss) on investments and
     foreign currencies ...............................................   (0.937)      (0.021)     (0.512)      0.719      (0.036)
                                                                          --------------------------------------------------------
   Total from investment operations ...................................   (0.450)       0.500       0.039       1.399      (0.036)
                                                                          --------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...............................   (0.385)      (0.330)     (0.699)     (0.839)     (0.054)
   Distributions from net realized gain on investments ................   (0.105)      (0.030)     (0.040)     (0.360)       none
                                                                          --------------------------------------------------------
   Total dividends and distributions ..................................   (0.490)      (0.360)     (0.739)     (1.199)     (0.054)
                                                                          --------------------------------------------------------

Net asset value, end of period ........................................   $9.940      $10.880     $10.740     $11.440     $11.240
                                                                          ========================================================
Total return(3) .......................................................   (4.21%)       4.71%       0.49%      13.51%          (4)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................     $681         $539        $703        $118          $5
   Ratio of expenses to average net assets ............................    2.00%        1.95%       1.95%       1.95%          (4)
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................    2.24%        2.29%       2.74%       5.70%          (4)
   Ratio of net investment income to average net assets ...............    4.64%        4.88%       5.06%       6.12%          (4)
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly ...............    4.40%        4.54%       4.27%       2.37%          (4)
   Portfolio turnover .................................................      90%          93%         76%         42%          (4)

----------------
(1) Date of commencement of trading.

(2) Per share information for the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.

                                                          See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were
as follows:                        Delaware Global Bond Fund Institutional Class

                                                                         Year Ended November 30,                         12/27/94(1)
                                                                         1999         1998        1997        1996    to 11/30/95
Net asset value, beginning of period ..................................  $10.930      $10.810     $11.520     $11.270     $10.000

Income (loss) from investment operations:
   Net investment income(2) ...........................................    0.592        0.627       0.658       0.788       0.782
   Net realized and unrealized gain (loss) on investments and
     foreign currencies ...............................................   (0.937)      (0.017)     (0.515)      0.732       1.088
                                                                          --------------------------------------------------------
   Total from investment operations ...................................   (0.345)       0.610       0.143       1.520       1.870
                                                                          --------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...............................   (0.490)      (0.460)     (0.813)     (0.910)     (0.600)
   Distributions from net realized gain on investments ................   (0.105)      (0.030)     (0.040)     (0.360)       none
                                                                          --------------------------------------------------------
   Total dividends and distributions ..................................   (0.595)      (0.490)     (0.853)     (1.270)     (0.600)
                                                                          --------------------------------------------------------

Net asset value, end of period ........................................   $9.990      $10.930     $10.810     $11.520     $11.270
                                                                          ========================================================
Total return(3) .......................................................   (3.31%)       5.88%       1.45%      14.68%      19.21%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................  $11,668      $12,937     $11,278      $6,707        $897
   Ratio of expenses to average net assets ............................    1.00%        0.95%       0.95%       0.95%       0.95%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ..........................    1.24%        1.29%       1.74%       4.70%      12.04%
   Ratio of net investment income to average net assets ...............    5.64%        5.88%       6.06%       7.12%       8.00%
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation and expenses paid indirectly ...............    5.40%        5.54%       5.27%       3.37%      (3.09%)
   Portfolio turnover .................................................      90%          93%         76%         42%         98%

----------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) Per share information for the years ended November 30, 1996, 1997, 1998, and 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                                                          See accompanying notes

Notes to Financial Statements

November 30, 1999
--------------------------------------------------------------------------------
Delaware Group Global & International Funds (the "Fund") is registered as a Delaware business trust and offers eight funds: the Delaware International Equity Fund, the Delaware Global Equity Fund, the Delaware Emerging Markets Fund, the Delaware Global Bond Fund, the Delaware Global Opportunities Fund, the Delaware International Small Cap Fund, the Delaware Latin America Fund, and the Delaware New Europe Fund. These financial statements and the related notes pertain to the Delaware International Equity Fund, the Delaware Global Equity Fund, the Delaware Emerging Markets Fund and the Delaware Global Bond Fund, (the "Fund"). The Delaware International Equity Fund is registered as a diversified open-end investment company, and the Delaware Global Equity Fund, the Delaware Emerging Markets Fund and the Delaware Global Bond Fund, are registered as non-diversified open-end investment companies, under the Investment Company Act of 1940, as amended. Each Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75% for all Funds except the Delaware Global Bond Fund, which is 4.75%. The B Class carries a back-end deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge.

The investment objective of each Fund is as follows:
Delaware International Equity Fund: To seek long-term growth without undue risk to principal by investing primarily in international equity securities with the potential for capital appreciation and income.

Delaware Global Equity Fund: To seek long-term total return by investing in securities, including U.S. and foreign stocks, with the potential for capital appreciation and income.

Delaware Emerging Markets Fund: To seek long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging market countries.

Delaware Global Bond Fund: To seek current income consistent with the preservation of principal by investing primarily in international bonds that may also provide the potential for capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the Statement of Operations that result from fluctuations in foreign currency exchange rates. The Funds do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign currency exchange rate from that which are due to changes in the market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific

--------------------------------------------------------------------------------
securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Funds understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from capital gains, if any, annually and from net investment income as follows: the Delaware International Equity Fund, the Delaware Global Equity Fund and the Delaware Global Bond Fund quarterly, and the Delaware Emerging Markets Fund annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the period ended November 30, 1999 are as follows:

                                                      Delaware       Delaware   Delaware    Delaware
                                                      International  Global     Emerging    Global
                                                      Equity         Equity     Markets     Bond
                                                      Fund           Fund       Fund        Fund
                                                      ----------------------------------------------
"Soft Dollar" Expenses                                 $7,442        $396       $  286        $445
Earnings Credits                                           --          --        1,504       2,151

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager, an annual fee based on its net assets. The management fee rates changed effective April 1, 1999, with the exception of the Delaware International Equity Fund which was effective April 15, 1999.

Following are the new management fees as a percentage of average daily net assets:

                                                      Delaware        Delaware     Delaware    Delaware
                                                      International   Global       Emerging    Global
                                                      Equity          Equity       Markets     Bond
                                                      Fund            Fund         Fund        Fund
                                                      ------------------------------------------------
On the first $500 million ...........................     0.85%       0.85%        1.25%       0.75%
On the next $500 million ............................     0.80%       0.80%        1.20%       0.70%
On the next $1.5 billion ............................     0.75%       0.75%        1.15%       0.65%
In excess of $2.5 billion ...........................     0.70%       0.70%        1.10%       0.60%

Following are the management fees that were in effect for each Fund prior to the effective dates of the new rates:

                                                      Delaware        Delaware    Delaware     Delaware
                                                      International   Global      Emerging     Global
                                                      Equity          Equity      Markets      Bond
                                                      Fund            Fund        Fund         Fund
                                                      -----------------------------------------------
Management fee as a percentage of average daily net
  assets (per annum) ................................     0.75%*      0.75%*       1.25%       0.75%*

*Less fees paid to the unaffiliated directors

DIAL has entered into a sub-advisory agreement with Delaware Management Company ("DMC"), an affiliate, with respect to the management of the Delaware Global Equity Funds' investment in U.S. securities. DMC receives 25% of the management fee paid to DIAL for managing the U.S. securities portion of the Delaware Global Equity Fund.

DIAL has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed 1.55% for each class of the Delaware Global Equity Fund, 1.70% for each class of the Delaware Emerging Markets Fund and 1.00% for each class of the Delaware Global Bond Fund, of the average daily net assets for the Fund through January 31, 2001.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)

On November 30, 1999, the Fund had liabilities payable to affiliates as follows:

                                                       Delaware       Delaware     Delaware     Delaware
                                                       International  Global       Emerging     Global
                                                       Equity         Equity       Markets      Bond
                                                       Fund           Fund         Fund         Fund
                                                       --------------------------------------------------
Investment management fee payable to DIAL ............   $191,199        $433           --        $698
Dividend disbursing, transfer agent, accounting fees
  and other expenses payable to DSC ..................     32,071      12,296       $5,786       3,764
Other expenses payable to DMC and affiliates .........     59,134      12,743       14,279      11,436

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP has elected to waive its fees to ensure that the annual fee received from the Delaware Emerging Markets Fund A Class does not exceed 0.25% of the average daily net assets.

For the year ended November 30, 1999, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

                                                       Delaware       Delaware   Delaware     Delaware
                                                       International  Global     Emerging     Global
                                                       Equity         Equity     Markets      Bond
                                                       Fund           Fund       Fund         Fund
                                                       -----------------------------------------------
                                                         $42,547      $5,166      $3,998       $1,959

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended November 30, 1999, each Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                       Delaware       Delaware   Delaware    Delaware
                                                       International  Global     Emerging    Global
                                                       Equity         Equity     Markets     Bond
                                                       Fund           Fund       Fund        Fund
                                                       -----------------------------------------------
Purchases ............................................  $8,444,858  $4,871,750  $3,185,139  $13,757,733
Sales ................................................ 102,249,525   7,043,525   1,951,260   13,889,450

At November 30, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                       Delaware       Delaware    Delaware    Delaware
                                                       International  Global      Emerging    Global
                                                       Equity         Equity      Markets     Bond
                                                       Fund           Fund        Fund        Fund
                                                       -------------------------------------------------
Cost of investments .................................. $218,772,984 $15,249,504  $19,776,007 $18,992,564
                                                       =================================================
Aggregate unrealized appreciation ....................  $68,494,059  $2,289,805   $1,430,319     $13,989
Aggregate unrealized depreciation ....................  (19,022,437) (1,314,143)  (5,175,821) (1,603,657)
                                                       -------------------------------------------------
Net unrealized appreciation (depreciation) ...........  $49,471,622    $975,662  ($3,745,502)($1,589,668)
                                                       =================================================

For federal income tax purposes, the Fund had accumulated capital losses at November 30, 1999 for each Fund as follows:

                                                                     Year of      Year of
                                                                     Expiration   Expiration
                                                                     2006         2007        Total
                                                                     -----------------------------------
Delaware Emerging Markets Fund .......................               $1,188,491    $829,324   $2,017,815
Delaware Global Bond Fund ............................                       --     139,057      139,057

--------------------------------------------------------------------------------

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                               Delaware International               Delaware Global
                                                               Equity Fund                              Equity Fund
                                                               ----------------------------------------------------
                                                               Year Ended November 30,
                                                               1999           1998            1999          1998
Shares sold:
   A Class ...................................................  33,398,322    16,564,864       229,260      176,582
   B Class ...................................................   2,455,859     4,073,265        85,012      101,799
   C Class ...................................................   9,364,208     7,476,066        33,512       54,271
   Institutional Class .......................................   4,633,814     8,697,007        22,319       39,144
Shares issued upon reinvestment of distributions from
  net investment income and net realized gain on investments:
   A Class ...................................................     114,367       275,722        32,898       58,833
   B Class ...................................................      20,438        60,552        20,899       34,726
   C Class ...................................................       5,755        20,437        13,217       22,924
   Institutional Class .......................................     192,795       207,907         5,855       21,063
                                                               ----------------------------------------------------
                                                                50,185,558    37,375,820       442,972      509,342
                                                               ----------------------------------------------------
Shares repurchased:
   A Class ................................................... (35,339,072)  (16,518,776)     (242,326)    (190,149)
   B Class ...................................................  (2,649,551)   (3,853,029)     (120,242)     (56,458)
   C Class ...................................................  (9,398,225)   (7,386,503)      (97,899)     (48,156)
   Institutional Class .......................................  (8,445,453)   (3,016,912))    (128,316)     (31,084)
                                                               ----------------------------------------------------
                                                               (55,832,301)  (30,775,220)    (588,783)     (325,847)
                                                               ----------------------------------------------------
Net increase (decrease) ......................................  (5,646,743)    6,600,600     (145,811)      183,495
                                                               ====================================================

                                                               Delaware Emerging                    Delaware Global
                                                               Markets Fund                               Bond Fund
                                                               ----------------------------------------------------
                                                               Year Ended November 30,
                                                               1999           1998            1999          1998
Shares sold:
   A Class ...................................................     535,345       415,378       127,716      113,649
   B Class ...................................................     261,161       123,871       111,137       34,421
   C Class ...................................................     103,080        58,715        44,496        4,332
   Institutional Class .......................................     320,785       138,485       317,159      393,104
Shares issued upon reinvestment of distributions from
  net investment income and net realized gain on investments:
   A Class ...................................................       9,187        56,786        15,919       11,830
   B Class ...................................................         599        21,543         7,490        2,915
   C Class ...................................................         225         8,341         3,081        2,026
   Institutional Class .......................................       2,585        12,171        65,051       52,808
                                                               ----------------------------------------------------
                                                                 1,232,967       835,290       692,049      615,085
                                                               ----------------------------------------------------
Shares repurchased:
   A Class ...................................................    (429,070)     (563,918)     (177,317)    (120,563)
   B Class ...................................................    (193,250)      (97,215)      (62,611)     (28,855)
   C Class ...................................................     (44,042)      (79,781)      (28,620)     (22,294)
   Institutional Class .......................................    (148,543)     (167,165)     (397,705)    (305,570)
                                                               ----------------------------------------------------
                                                                  (814,905)     (908,079)     (666,253)    (477,282)
                                                               ----------------------------------------------------
Net increase (decrease) ......................................     418,062       (72,789)       25,796      137,803
                                                               ====================================================

                                                                              45

--------------------------------------------------------------------------------
5. Lines of Credit
The following Funds have a committed line of credit for the following amounts:

Delaware International Equity Fund ................... $9,800,000
Delaware Global Equity Fund ..........................    600,000
Delaware Emerging Markets Fund .......................    800,000
Delaware Global Bond Fund ............................  1,100,000

No amounts were outstanding at November 30, 1999, or at any time during the fiscal year.

6. Foreign Exchange Contracts
A Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency contracts were outstanding at November 30, 1999:

                                                                      Value of                        Unrealized
                                                                    Contract at                      Appreciation
Contracts to Deliver                             In Exchange For     11/30/99   Settlement Date     (Depreciation)
----------------------------------------------------------------------------------------------------------------------
Delaware Global Bond Fund
140,712 Canadian Dollars .....................      $95,918           $95,560        12/1/99             $358
Delaware Global Equity Fund
89,833 British Pounds ........................     $143,777          $143,679        12/3/99              $98
164,504 European Monetary Units ..............     $166,774          $165,894        12/1/99             $880

7. Market and Credit Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

With the exception of the Delaware Emerging Markets Fund each Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Delaware Emerging Markets Fund may invest up to 15% in such securities. The relative

--------------------------------------------------------------------------------
illiquidity of some of these securities may adversely affect the Funds' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8.  Securities Lending
The Delaware International Equity Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at November 30, 1999 were as follows:

                                                      Market value          Market          Income earned
                                                      of securities         value of        for the year ended
                                                      on loan               collateral      11/30/99*
                                                      -----------------------------------------------------------
Delaware International Equity Fund                    $29,136,736           $31,244,630     $176,648

* Included in interest income in the Statement of Operations.

9.  Subsequent event
Each Fund declared dividends from net investment income and distributions from net realized gain on investments payable December 28, 1999, to shareholders of record December 21, 1999. Distributions from net realized gain on investments for all classes were as follows:

                                                      Delaware              Delaware        Delaware       Delaware
                                                      International         Global          Emerging       Global
                                                      Equity                Equity          Markets        Bond
                                                      Fund                  Fund            Fund           Fund
                                                      -----------------------------------------------------------
                                                      $0.322                $0.550          --             --

10. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 1999, each Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

                                                      (A)*                  (B)*            (C)            (D)**
                                                      Long Term Capital     Ordinary Income Total          Qualifying
                                                      Gains Distributions   Distributions   Distributions  Dividends (1)
                                                      Fund                  (Tax Basis)     (Tax Basis)    (Tax Basis)
                                                      -----------------------------------------------------------------
Delaware International Equity Fund                    --                    100%            100%           --
Delaware Global Equity Fund                           77%                    23%            100%           30%
Delaware Emerging Markets Fund                        --                    100%            100%           --
Delaware Global Bond Fund                             12%                    88%            100%           --

* Items (A) and (B) are based on a percentage of the fund's total distributions.
**  Item (D) is based on a percentage of ordinary income of the fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
The amount per share of income from the foreign taxes paid to each country is listed in the following schedule (unaudited):

Delaware International Equity Fund
                                             Gross Dividend       Foreign Taxes
Country                                      Per Share            Paid Per Share
                                             -----------------------------------
Australia ..............................     $0.0864              $0.0057
Belgium ................................      0.0149               0.0022
Germany ................................      0.0445               0.0048
France .................................      0.0462               0.0070
Hong Kong ..............................      0.0282                   --
Japan ..................................      0.0264               0.0040
Malaysia ...............................      0.0013                   --
Netherlands ............................      0.0739               0.0115
New Zealand ............................      0.0364               0.0055
Spain ..................................      0.0148               0.0024
United Kingdom .........................      0.2145               0.0200
United States ..........................      0.0097                   --
                                             -----------------------------------
                                             $0.5972              $0.0631
                                             -----------------------------------

Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Global & International Funds

We have audited the accompanying statements of net assets of Delaware Group Global & International Funds (Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond
Fund) (the "Funds") as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds of Delaware Group Global & International Funds at November 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                               /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 7, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED:  BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

Building Blocks of a Diversified Portfolio

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High-Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o  Foundation Funds
     Growth Portfolio
     Balanced Portfolio
     Income Portfolio


(C)Delaware Distributors, L.P.

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

                                                     For Shareholders
DELAWARE(SM)                                         1.800.523.1918
INVESTMENTS
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only

                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This annual report is for the information of Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES

Wayne A. Stork                               Charles E. Peck                              Investment Manager
Chairman                                     Secretary/Treasurer, Enterprise Homes, Inc.  Delaware Management Company
Delaware Investments Family of Funds         Fredericksburg, VA                           Philadelphia, Pennsylvania
Philadelphia, PA
                                             Jan L. Yeomans                               Sub-advisor and International Affiliate
                                             Vice President and Treasurer                 Delaware International Advisers Ltd.
Walter P. Babich                             3M Corporation                               London, England
Board Chairman, Citadel Constructors, Inc.   St. Paul, Minnesota
King of Prussia, PA                                                                       National Distributor
                                             AFFILIATED OFFICERS                          Delaware Distributors, L.P.
David K. Downes                                                                           Philadelphia, Pennsylvania
President and Chief Executive Officer        Richard J. Flannery
Delaware Investments Family of Funds         Executive Vice President                     Shareholder Servicing, Dividend
Philadelphia, PA                             and General Counsel                          Disbursing and Transfer Agent
                                             Delaware Investments Family of Funds         Delaware Service Company, Inc.
John H. Durham                               Philadelphia, PA                             Philadelphia, Pennsylvania
Partner, Complete Care Services
Horsham, PA                                  Bruce D. Barton                              1818 Market Street
                                             President and Chief Executive Officer        Philadelphia, PA 19103-3682
Anthony D. Knerr                             Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates       Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Printed in the USA

(2530)   J5406
AR-034 [11/99] PPL 01/00